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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23244

The Chartwell Funds

(Exact name of registrant as specified in charter)

1205 Westlakes Drive, Suite 100 Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip code)

Timothy J. Riddle
The Chartwell Funds, 1205 Westlakes Drive, Suite 100 Berwyn, Pennsylvania 19312
(Name and address of agent for service)

With a copy to:

Alan R. Gedrich, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Registrant's telephone number, including area code:	(610) 296-1400

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Chartwell Income Fund (BERIX)

Chartwell Mid Cap Value Fund (BERCX)

Chartwell Small Cap Value Fund (CWSIX)

Chartwell Short Duration High Yield Fund (CWFIX)

Chartwell Small Cap Growth Fund (CWSGX)

ANNUAL REPORT

December 31, 2020

THE CHARTWELL FUNDS
LETTER FROM THE PRESIDENT (Unaudited)

Dear Fellow Shareholder,

I am happy to announce that we have recently moved the fiscal year-end of The Chartwell Funds to a calendar year. As a result, I will provide a market update for Q4 ’20 and a summary wrap up of our mutual funds. Going forward the funds fiscal year-end will be December 31st and not October 31st. We hope you find this change beneficial to staying informed with your investment in the Chartwell Funds. You are a valued partner of Chartwell Investment Partners and we greatly appreciate our relationship.

The sharp rebound in economic growth that began late in Q2, culminating in a 33.4% annualized GDP growth rate in Q3, moderated significantly in Q4. Accelerating Covid-19 cases across the country brought renewed restrictions and lockdowns that put a damper on economic growth. In addition, the positive impact of stimulus measures, put in place earlier in the year, began to fade into year-end. The uncertainty of future stimulus, along with additional state lockdowns, will cloud the outlook in the near term. That said, we do expect to see continued economic expansion in calendar year 2021. Manufacturing is clearly on the road to recovery from the depths of the lows in early 2020, as low inventories fuel new orders and production. It bears watching if the pace can continue as prices accelerate and supply chain disruptions from rising Covid-19 case counts mount. The Services index (December 2020 Services ISM® Report On Business®) also remained in expansion mode throughout the fourth quarter, although the index declined the first two months to start the quarter, before rebounding in December to end the year at 57.4. Business Activity and New Orders led the reversal. However, reflecting the negative impact of the rising Covid-19 restrictions and lockdowns the Employment subcomponent moved into contractionary range in December, ending the year at 48.2, after three consecutive months in expansionary territory. The slowing of growth on the supply side of the economy was mirrored on the demand side of the economy, as the benefits of fiscal stimulus wound down.

The economy added 850,000 jobs during Q4 2020, a far cry from the 3.9 million jobs added in Q3. As was the case last quarter, each monthly tally was less than the month before with December showing a 140,000 decrease in jobs. That loss is undeniably a result of the Covid-19 restrictions and lockdowns as the Leisure and Hospitality sector lost 498,000 jobs in December alone. That sector has lost 3.9 million jobs since February 2020. Continuing claims declined from 7.3 million at the start of Q4 to just over 5 million at the end of Q4. Including “Pandemic Unemployment Assistance” provided under the fiscal stimulus plan to workers not covered by traditional unemployment insurance, 13.4 million Americans are receiving some type of unemployment assistance. That number is likely to climb over the coming months given the re-establishment of the restrictions and lockdowns noted above and the slow roll-out of the Covid-19 vaccine. Housing and home repair were particular bright spots on the demand side of the economy throughout the quarter as were automotive sales.

Although economic growth moderated in Q4, positive momentum continued in all but the most Covid-19 impacted sectors of the economy. A fresh batch of stimulus payments passed in late December, a highly accommodative Federal Reserve, and a final resolution to the political uncertainty of November and December appear to provide a backdrop for further growth potential in the near term. There are still large sectors of the economy that remained shuttered

THE CHARTWELL FUNDS
LETTER FROM THE PRESIDENT (Unaudited) (Continued)

and the pace at which Covid-19 subsides injects some volatility into the outlook. Nonetheless we remain positive on further economic expansion over the coming months. In closing, I want to assure you that your Chartwell investment team continues to work hard and find solid investment opportunities across our five mutual funds.

We hope that your families remain safe and healthy during this challenging time. Thank you for investing your trust and confidence in Chartwell Investment Partners. Stay safe and have a healthy 2021. Highlighted below are the performance summaries of each of our funds for the fiscal year ended December 31, 2020. We welcome any questions you may have on the fund(s) performance. Inquiries may be directed to Shareholder Services at 888.995.5505 or via our website at https://www.chartwellip.com/.

Thank you and we look forward to serving as your mutual funds’ manager in the coming year.

Best Regards,

Timothy Riddle

President of The Chartwell Funds

Chartwell Income Fund (BERIX)1:

The quarter-to-date and year-to-date (YTD) 2020 total return to shareholders of the Chartwell Income Fund (BERIX) for the period ended December 31, 2020 was +7.41% and +4.48%, respectively. Net asset value increased from $12.70 on September 30, 2020 to $13.53 on December 31, 2020. For the YTD 2020, BERIX underperformed the Bloomberg Barclays U.S. Aggregate Bond Index (+7.51%) and the ICE BofA High Yield Master II Index (+6.17%).

While high-grade bonds posted another quarter of positive returns, with the Bloomberg Barclays U.S. Aggregate Bond Index up 0.67% in Q4, our credit selection as well as our allocation towards value equities and preferreds drove outperformance. Key contributors to performance in fixed income included holdings in Tiffany’s, Energy Transfer Partners and Annaly Capital preferreds. The fund’s position in Treasury securities was the largest headwind. In equities, Quanta Services, Dolby Labs, and Pinnacle Financial boosted performance, while Air Products, Lockheed Martin, and Home Depot were laggards for the quarter.

Last year was certainly a roller coaster for all asset classes. Fortunately, we were able to take advantage of the March sell-off by remaining highly liquid throughout the turmoil. While our value tilt in equities lagged the high-flying growth stocks of 2020, we think those dynamics are on the precipice of changing going forward.

[1]	Effective 03.01.2020, the Berwyn Income Fund changed its name to Chartwell Income Fund. Neither the Fund’s objective nor principal investment strategies have changed.

THE CHARTWELL FUNDS
LETTER FROM THE PRESIDENT (Unaudited) (Continued)

Chartwell Mid-Cap Value Fund (BERCX):

The quarter-to-date and year-to-date (YTD) total return to shareholders of the Chartwell Mid-Cap Value Fund (BERCX) for the period ended December 31, 2020 was +17.88% and -3.83%, respectively. Net asset value increased from $12.80 on September 30, 2020 to $14.92 on December 31, 2020. For the YTD through December 31, 2020, BERCX underperformed its reference index, the Russell Midcap Value Index which returned +4.96%.

Our portfolios trailed the Russell Midcap Value benchmark by approximately 255bps2 in Q4, returning 17.88% vs. the benchmark return of 20.43%. The underperformance was a result of low-quality leadership, contrasted with our portfolios consistent positioning toward the opposite, higher quality factors. Sector and, to a greater degree, industry allocation also accounted for a large portion of our underperformance. Selection was mixed and much less impactful, with half the sectors making positive contributions and half detracting.

The biggest detractor was Basic Industry where ag chemicals manufacturer FMC Corp. trailed in a strong group where cyclicality, financial leverage, and other low-quality characteristics were especially favored. In Consumer Services, the pandemic continued to pressure sales for apparel designer Columbia Sportswear. In Utilities, Ameren gave back relative gains from Q3, compounding the negative impact of an overweight position in the weakest group.

The best performing sector was Financial Services, where regional bank Pinnacle was rewarded for its improving credit outlook. In Capital Spending, utility services provider Quanta continued to demonstrate better growth and margins. In Technology, audio/video enhancement licensor Dolby reported strong results and was boosted by improving recovery prospects for its cinema customers.

Chartwell Small Cap Value Fund (CWSIX):

The quarter-to-date and year-to-date (YTD) total return to shareholders of the Chartwell Small Cap Value Fund (CWSIX) for the period ended December 31, 2020 was +25.75% and -5.59%, respectively. Net asset value increased from $14.22 September 30, 2020 to $17.75 on December 31, 2020. For the YTD 2020 CWSIX underperformed its reference index, the Russell 2000 Value Index which returned +4.63%.

Our portfolios trailed the Russell 2000 Value benchmark by approximately 761bps in Q4, returning 25.75% vs. the benchmark return of 33.36%. The majority of the underperformance was caused by low-quality leadership, which contrasted with our portfolios’ consistent positioning toward the opposite, higher quality factors, caused a majority of the underperformance. While sector allocation was only a modest headwind, industry allocation was very impactful and accounted for nearly half the underperformance. This was reflected in poor selection, with ten of twelve sectors making negative contributions.

The biggest detractor was Technology, where government IT service provider Parsons was penalized for being less economically sensitive. In Basic Industry, building products manufacturer JELD-WEN gave back relative gains from earlier in the year when housing was

[2]	A basis point or bp represents a unit equal to 1/100th of 10%.

THE CHARTWELL FUNDS
LETTER FROM THE PRESIDENT (Unaudited) (Continued)

one of the few bright spots in the economy. In REITs, steadier holdings such as Healthcare Realty trailed peers focused on property types hardest hit by the pandemic and deemed more likely to benefit from vaccine deployment.

The best performing sector was Health Care, where an underweight helped, and dental and animal health distributor Patterson continued to improve execution. In Consumer Services, apparel manufacturers including G-III rallied on optimism that vaccine deployment will end the pandemic and normalize consumer spending patterns. In Consumer Cyclical, an underweight helped, and furniture maker Knoll was boosted by hopes for a recovery in office demand.

Chartwell Short Duration High Yield Fund (CWFIX):

The quarter-to-date and year-to-date (YTD) 2020 total return to shareholders of the Chartwell Short Duration High Yield Fund (CWFIX) for the period ended December 31, 2020 was 2.94% and 4.38%, respectively. Net asset value slightly increased from $9.59 on September 30, 2020 to $9.79 on December 31, 2020. For the YTD 2020, CWFIX underperformed the Bloomberg Barclays Intermediate US Government/Credit Index (+6.43%) and underperformed the ICE BofA 1-3 Year BB US Cash Payout High Yield Index (+5.44%).

For Q4, Insurance, Energy and Automotive were the portfolio’s best performing sectors, while Telecommunications, Media and Technology lagged. Top contributors in Q4 included NMI Holdings, EQM Midstream and Rattler Midstream. Offsetting these, Ensign Drilling, CNH Industrial and Quebecor lagged. Trading activity was moderate in Q4 where turnover was approximately 11%, which brought turnover for the year to 59%. Several bonds were tendered/ called at premiums during Q4 including Centene, Hilton, Navient, and Targa Resources. In addition, Ensign Drilling was sold due to credit concerns. Proceeds from dispositions were used to buy longer dated maturities in Centene and Navient. We also initiated new positions in Q4 in Cheniere Energy, ADT Corporation, Wyndham Destinations, XPO Logistics. The portfolio’s three largest sector exposures at the end of 2020 were Financials, Energy and Real Estate.

Chartwell Small Cap Growth Fund (CWSGX):

The quarter-to-date and year-to-date (YTD) 2020 total return to shareholders of the Chartwell Small Cap Growth Fund (CWSGX) for the period ended December 31, 2020 was +22.00% and +42.44%, respectively. Net asset value increased from $15.12 on September 30, 2020 to $17.29 on December 31, 2020. For the YTD 2020, CWSGX significantly outperformed its reference index, the Russell 2000 Growth Index which returned +34.63%.

During Q4, the Fund underperformed the index significantly in November as the smallest companies in the benchmark dramatically outperformed the larger capitalized companies. While these larger companies were still enjoying robust returns, they did not match the healthier returns of the microcaps. It is worth noting that the Fund had performance in-line with the benchmark in December reflecting the effective repositioning of the portfolio that occurred in November. The top performing sector compared to the Russell 2000 Growth benchmark was the Financial Services sector, where strong stock selection led to significant alpha for Q4. The largest underperforming sector was the Health Care sector, where our underweighting in the Biotech industry had a negative impact on our performance.

THE CHARTWELL FUNDS
LETTER FROM THE PRESIDENT (Unaudited) (Continued)

The Fund’s top overall contributor on a relative basis during Q4 2020 was Silvergate Capital, which returned 206% during Q4. Silvergate Capital is a unique bank that operates SEN, a leading digital currency exchange. As cryptocurrencies become more widely adopted by enterprises, many financial organizations are utilizing the SEN network to facilitate cryptocurrency transfers and payments. Silvergate formed SEN several years ago and is now benefiting significantly from its first mover advantage. Another strong performer was Capri Holdings, which gained 133% during Q4. Once the coronavirus vaccine was discovered, we focused on identifying retailers that have been negatively impacted from the pandemic but who will likely benefit from the economic recovery on the horizon. Capri has also benefited from higher luxury good spending, as there has been a wallet shift from travel to luxury goods among the affluent.

The Fund’s largest detractor during the quarter was Tandem Diabetes Care, which decreased 16%. Tandem had a great year exceeding its quarterly financial targets throughout the year, and the stock finished up 60% for the year. However, during Q4, the stock languished as healthcare investors rotated funds out of devices into Biotech’s. We believe this relative weakness is short-term and are maintaining our position in Tandem. Another underperformer was Quidel, which decreased 18% in Q4. Quidel was a direct beneficiary of COVID19 as their diagnostic sales exploded up over 200%. And the stock performed strongly, up 139% for 2020. However, there are legitimate concerns that the company will face very difficult growth comparisons in 2021, and there is uncertainty if COVID19 is a recurring virus, like influenza. Given that uncertainty, the stock pulled back in Q4. We are maintaining a core position as we believe the future is very bright for the company, however we do acknowledge the difficult comparisons and we did take profits earlier in the quarter.

Investing in mutual funds involves risk, including possible loss of principal.

CHARTWELL INCOME FUND
PERFORMANCE INFORMATION
December 31, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Chartwell Income Fund versus the Bloomberg Barclays U.S. Aggregate Bond Index, the
ICE BofA High Yield Master II Index and the Lipper Income Fund Index.

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the Bloomberg Barclays U.S. Aggregate Bond Index, the ICE BofA High Yield Master II Index, and the Lipper Income Fund Index for the periods shown. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg Barclays U.S. Government/Credit Index and the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities and is intended to be generally representative of the bond market as a whole. The ICE BofA High Yield Master II Index is a broad-based index consisting of all US dollar denominated high-yield bonds with a minimum outstanding amount of $100 million and a maturity of over one year. The Lipper Income Fund Index consists of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc. These indices do not reflect expenses, fees, or sales charge, which would lower performance. The indices are unmanaged, and they are not available for investment.

CHARTWELL INCOME FUND
PERFORMANCE INFORMATION (Continued)
December 31, 2020 (Unaudited)

Average Annual Total Returns
(for periods ended December 31, 2020)

	1 Year	5 Years	10 Years
Chartwell Income Fund	4.48%	5.13%	5.16%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%
ICE BofA High Yield Master II Index	6.17%	8.43%	6.62%
Lipper Income Fund Index	10.42%	7.34%	6.14%

The Fund acquired the assets and liabilities of the Berwyn Income Fund (the “IMST Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. The IMST Predecessor Fund acquired the assets and liabilities of the Berwyn Income Fund (the “Berwyn Funds Predecessor Fund,” and together with the IMST Predecessor Fund, the “Predecessor Funds”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganizations, the Fund is the accounting successor of the Predecessor Funds. Performance results shown reflect the performance of the IMST Predecessor Fund for the period from April 29, 2016 through July 17, 2017, and the performance of the Berwyn Funds Predecessor Fund for the period prior to April 29, 2016.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for the Fund were 0.66% and 0.64%, respectively, as stated in the current prospectus dated March 1, 2020. For the Fund’s current expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that annual operating expenses do not exceed 0.64% of the Fund’s average daily net assets. This agreement is in effect until March 1, 2021, and it may be terminated prior to such date only by the Trust’s Board of Trustees. In the absence of such fee reductions and expense reimbursements, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

CHARTWELL MID CAP VALUE FUND
PERFORMANCE INFORMATION
December 31, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Chartwell Mid Cap Value Fund versus the Russell Midcap Value Index, the S&P Mid-Cap 400 Index and the S&P 500 Index.

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the Russell Midcap Value Index, the S&P Mid-Cap 400 Index and the S&P 500 Index for the periods shown. Results include the reinvestment of all dividends and capital gains.

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The S&P 500 Index tracks the stocks of 500 large US companies. The S&P Mid-Cap 400 Index measures the performance of 400 selected companies with a mid-sized market capitalization. These indices do not reflect expenses, fees, or sales charge, which would lower performance. The indices are unmanaged, and they are not available for investment.

CHARTWELL MID CAP VALUE FUND
PERFORMANCE INFORMATION (Continued)
December 31, 2020 (Unaudited)

Average Annual Total Returns
(for periods ended December 31, 2020)

	1 Year	5 Years	10 Years
Chartwell Mid Cap Value Fund	-3.83%	9.70%	7.38%
Russell Midcap Value Index	4.96%	9.73%	10.49%
S&P Mid-Cap 400 Index	13.66%	12.35%	11.51%
S&P 500 Index	18.40%	15.22%	13.88%

The Fund acquired the assets and liabilities of the Berwyn Cornerstone Fund (the “IMST Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. The IMST Predecessor Fund acquired the assets and liabilities of the Berwyn Cornerstone Fund (the “Berwyn Funds Predecessor Fund,” and together with the IMST Predecessor Fund, the “Predecessor Funds”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganizations, the Fund is the accounting successor of the Predecessor Funds. Performance results shown reflect the performance of the IMST Predecessor Fund for the period from April 29, 2016 through July 17, 2017, and the performance of the Berwyn Funds Predecessor Fund for the period prior to April 29, 2016. The Fund’s principal investment strategies differ from those of the Predecessor Funds; therefore, the performance and average annual total returns shown for periods prior to the reorganization may have differed had the Fund’s current investment strategy been in effect during those periods.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for the Fund were 1.44% and 0.90%, respectively, as stated in the current prospectus dated March 1, 2020. For the Fund’s current expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that annual operating expenses do not exceed 0.90% of the Fund’s average daily net assets. This agreement is in effect until March 1, 2021, and it may be terminated prior to such date only by the Trust’s Board of Trustees. In the absence of such fee reductions and expense reimbursements, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

CHARTWELL SMALL CAP VALUE FUND
PERFORMANCE INFORMATION
December 31, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Chartwell Small Cap Value Fund versus the Russell 2000 Value Index.

This graph compares a hypothetical $10,000 investment in the Fund’s shares, made at its inception, with a similar investment in the Russell 2000 Value Index. Results include the reinvestment of all dividends and capital gains. The performance figures include the performance for Class A shares for the periods prior to the start date of the current share class (March 16, 2012). Class A shares were liquidated on June 30, 2016.

The Russell 2000 Value Index measures the performance of the Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect expenses, fees or sales charges, which would lower performance. The index is unmanaged, and it is not available for investment.

CHARTWELL SMALL CAP VALUE FUND
PERFORMANCE INFORMATION (Continued)
December 31, 2020 (Unaudited)

Average Annual Total Returns
(for periods ended December 31, 2020)

			Since
	1 Year	5 Years	Inception(a)
Chartwell Small Cap Value Fund	-5.59%	7.44%	9.23%
Russell 2000 Value Index	4.63%	9.65%	10.72%

(a)	Inception date of the Fund was November 9, 2011. The performance figures include the performance for Class A for the periods prior to the start date of the current share class (March 16, 2012). Class A shares were liquidated on June 30, 2016.

On July 17, 2017, the Chartwell Small Cap Value Fund acquired all the assets and liabilities of the Chartwell Small Cap Value Fund, a series of the Investment Managers Series Trust (the “Predecessor Fund”). As a result of the acquisition, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to July 17, 2017 reflect the performance of the Predecessor Fund.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for the Fund were 1.07% and 1.05%, respectively, as stated in the current prospectus dated March 1, 2020. For the Fund’s current expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that annual operating expenses do not exceed 1.05% of the Fund’s average daily net assets. This agreement is in effect until March 1, 2021, and it may be terminated prior to such date only by the Trust’s Board of Trustees. In the absence of such fee reductions and expense reimbursements, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

CHARTWELL SHORT DURATION HIGH YIELD FUND
PERFORMANCE INFORMATION
December 31, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Chartwell Short Duration High Yield Fund versus
the ICE BofA 1-3 Year BB US Cash Payout High Yield Index and
the Bloomberg Barclays Intermediate US Government/Credit Index.

This graph compares a hypothetical $10,000 investment in the Fund’s shares, made at its inception, with a similar investment in the ICE BofA 1-3 Year BB US Cash Payout High Yield Index and the Bloomberg Barclays Intermediate US Government/Credit Index. Results include the reinvestment of all dividends and capital gains.

The ICE BofA 1-3 Year BB US Cash Payout High Yield Index is a subset of the ICE BofA US Cash Payout High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The Bloomberg Barclays Intermediate US Government/Credit Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. These indices do not reflect expenses, fees or sales charges, which would lower performance. These indices are unmanaged, and they are not available for investment.

CHARTWELL SHORT DURATION HIGH YIELD FUND
PERFORMANCE INFORMATION (Continued)
December 31, 2020 (Unaudited)

Average Annual Total Returns
(for periods ended December 31, 2020)

			Since
	1 Year	5 Years	Inception(a)
Chartwell Short Duration High Yield Fund	4.38%	4.58%	3.04%
ICE BofA 1-3 Year BB US Cash Payout High Yield Index	5.44%	5.47%	4.40%
Bloomberg Barclays Intermediate US Government/Credit Index	6.43%	3.64%	3.13%

(a)	Commencement of operations was July 15, 2014.

On July 17, 2017, the Chartwell Short Duration High Yield Fund acquired all the assets and liabilities of the Chartwell Short Duration High Yield Fund, a series of the Investment Managers Series Trust (the “Predecessor Fund”). As a result of the acquisition, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to July 17, 2017 reflect the performance of the Predecessor Fund.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for the Fund were 0.67% and 0.49%, respectively, as stated in the current prospectus dated March 1, 2020. For the Fund’s current expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that annual operating expenses do not exceed 0.49% of the Fund’s average daily net assets. This agreement is in effect until March 1, 2021, and it may be terminated prior to such date only by the Trust’s Board of Trustees. In the absence of such fee reductions and expense reimbursements, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

CHARTWELL SMALL CAP GROWTH FUND
PERFORMANCE INFORMATION
December 31, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Chartwell Small Cap Growth Fund versus the Russell 2000 Growth Index.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Growth Index. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Growth Index measures the performance of the constituents that exhibit growth characteristics within the 2000 small-cap companies of the US stock market and is designed to represent the small-cap segment of the US equity universe. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged, and it is not available for investment.

CHARTWELL SMALL CAP GROWTH FUND
PERFORMANCE INFORMATION (Continued)
December 31, 2020 (Unaudited)

Average Annual Total Returns
(for periods ended December 31, 2020)

		Since
	1 Year	Inception(a)
Chartwell Small Cap Growth Fund	42.44%	19.04%
Russell 2000 Growth Index	34.63%	17.38%

(a)	Commencement of operations was June 16, 2017.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for the Fund were 1.64% and 1.05%, respectively, as stated in the current prospectus dated March 1, 2020. For the Fund’s current expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that annual operating expenses do not exceed 1.05% of the Fund’s average daily net assets. This agreement is in effect until March 1, 2021, and it may be terminated prior to such date only by the Trust’s Board of Trustees. In the absence of such fee reductions and expense reimbursements, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS
December 31, 2020

COMMON STOCKS — 26.7%	Shares	Value
Communications — 1.3%
Advertising & Marketing — 0.1%
Omnicom Group, Inc.	9,685	$604,053

Internet Media & Services — 0.4%
Expedia Group, Inc.	17,527	2,320,575

Telecommunications — 0.8%
AT&T, Inc.	66,372	1,908,859
Verizon Communications, Inc.	36,824	2,163,410
		4,072,269
Consumer Discretionary — 2.7%
Apparel & Textile Products — 0.4%
Columbia Sportswear Company	24,414	2,133,295

Automotive — 0.2%
General Motors Company	32,592	1,357,131

Consumer Services — 0.3%
Service Corporation International	36,531	1,793,672

Leisure Facilities & Services — 0.3%
Las Vegas Sands Corporation	16,076	958,130
Restaurant Brands International, Inc.	15,312	935,716
		1,893,846
Retail - Discretionary — 1.5%
AutoZone, Inc. (a)	1,917	2,272,488
Foot Locker, Inc.	29,706	1,201,311
Genuine Parts Company	32,018	3,215,568
Home Depot, Inc. (The)	5,381	1,429,301
		8,118,668
Consumer Staples — 2.1%
Beverages — 0.3%
Coca-Cola Company (The)	24,775	1,358,661

Food — 0.7%
Conagra Brands, Inc.	48,783	1,768,872
Lamb Weston Holdings, Inc.	30,003	2,362,436
		4,131,308

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 26.7% (Continued)	Shares	Value
Consumer Staples — 2.1% (Continued)
Household Products — 0.3%
Procter & Gamble Company (The)	11,248	$1,565,047

Retail - Consumer Staples — 0.6%
Dollar Tree, Inc. (a)	29,035	3,136,941

Tobacco & Cannabis — 0.2%
Philip Morris International, Inc.	15,233	1,261,140

Energy — 1.2%
Oil & Gas Producers — 1.2%
ConocoPhillips	16,145	645,639
Diamondback Energy, Inc.	23,366	1,130,914
Exxon Mobil Corporation	48,815	2,012,154
Hess Corporation	12,532	661,564
Pioneer Natural Resources Company	20,467	2,330,987
		6,781,258
Financials — 4.9%
Asset Management — 0.2%
Ares Capital Corporation	47,964	810,112

Banking — 2.0%
Citigroup, Inc.	18,575	1,145,335
JPMorgan Chase & Company	20,258	2,574,184
KeyCorp	103,665	1,701,143
M&T Bank Corporation	7,837	997,650
Pinnacle Financial Partners, Inc.	38,511	2,480,108
PNC Financial Services Group, Inc. (The)	5,565	829,185
Truist Financial Corporation	28,010	1,342,519
		11,070,124
Institutional Financial Services — 0.5%
CME Group, Inc.	4,436	807,574
Morgan Stanley	30,374	2,081,530
		2,889,104
Insurance — 1.9%
Allstate Corporation (The)	31,346	3,445,866
Arthur J. Gallagher & Company	10,042	1,242,296
Hanover Insurance Group, Inc. (The)	18,808	2,199,031
Lincoln National Corporation	51,095	2,570,590
Progressive Corporation (The)	9,138	903,565
		10,361,348

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 26.7% (Continued)	Shares	Value
Financials — 4.9% (Continued)
Specialty Finance — 0.3%
Blackstone Mortgage Trust, Inc. - Class A	14,098	$388,118
Synchrony Financial	43,213	1,499,923
		1,888,041
Health Care — 2.4%
Biotech & Pharma — 0.9%
Bristol-Myers Squibb Company	19,813	1,229,000
Johnson & Johnson	14,250	2,242,665
Merck & Company, Inc.	22,306	1,824,631
		5,296,296
Health Care Facilities & Services — 1.1%
Quest Diagnostics, Inc.	28,668	3,416,366
Universal Health Services, Inc. - Class B	19,856	2,730,200
		6,146,566
Medical Equipment & Devices — 0.4%
Abbott Laboratories	18,114	1,983,302

Industrials — 3.1%
Aerospace & Defense — 0.3%
Boeing Company (The)	2,886	617,777
Lockheed Martin Corporation	3,405	1,208,707
		1,826,484
Diversified Industrials — 0.3%
Emerson Electric Company	22,281	1,790,724

Electrical Equipment — 0.1%
nVent Electric plc	19,925	464,053

Engineering & Construction — 0.6%
Quanta Services, Inc.	48,953	3,525,595

Machinery — 0.8%
Caterpillar, Inc.	7,396	1,346,220
Snap-on, Inc.	18,136	3,103,795
		4,450,015
Transportation & Logistics — 0.3%
Delta Air Lines, Inc.	12,736	512,114
United Parcel Service, Inc. - Class B	7,284	1,226,626
		1,738,740

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 26.7% (Continued)	Shares	Value
Industrials — 3.1% (Continued)
Transportation Equipment — 0.7%
Allison Transmission Holdings, Inc.	68,020	$2,933,703
PACCAR, Inc.	8,528	735,796
		3,669,499
Materials — 1.7%
Chemicals — 1.1%
Air Products & Chemicals, Inc.	4,727	1,291,511
CF Industries Holdings, Inc.	20,577	796,536
FMC Corporation	36,531	4,198,508
		6,286,555
Construction Materials — 0.6%
Vulcan Materials Company	22,614	3,353,882

Real Estate — 2.4%
REITs — 2.4%
Crown Castle International Corporation	5,597	890,986
Healthcare Trust of America, Inc. - Class A	124,853	3,438,452
Healthpeak Properties, Inc.	64,617	1,953,372
Lamar Advertising Company - Class A	14,473	1,204,443
Life Storage, Inc.	14,393	1,718,380
Mid-America Apartment Communities, Inc.	22,345	2,830,888
Weyerhaeuser Company	35,303	1,183,710
		13,220,231
Technology — 2.8%
Semiconductors — 0.4%
Intel Corporation	39,053	1,945,620
Lam Research Corporation	1,370	647,010
		2,592,630
Software — 0.3%
Microsoft Corporation	7,869	1,750,223

Technology Hardware — 1.6%
Apple, Inc.	7,274	965,187
Ciena Corporation (a)	46,180	2,440,613
Cisco Systems, Inc.	14,746	659,883
Dolby Laboratories, Inc. - Class A	36,943	3,588,274
Seagate Technology plc	18,833	1,170,659
		8,824,616
Technology Services — 0.5%
Amdocs Ltd.	36,720	2,604,550

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 26.7% (Continued)	Shares	Value
Utilities — 2.1%
Electric Utilities — 2.1%
Ameren Corporation	33,898	$2,646,078
American Electric Power Company, Inc.	12,443	1,036,129
CMS Energy Corporation	37,123	2,264,874
Exelon Corporation	25,963	1,096,158
PPL Corporation	42,323	1,193,508
Public Service Enterprise Group, Inc.	59,512	3,469,550
		11,706,297

Total Common Stocks (Cost $132,810,402)		$148,776,851

PREFERRED STOCKS — 4.7%	Shares	Value
Energy — 0.0% (b)
Oil & Gas Producers — 0.0% (b)
Chesapeake Energy Corporation, 5.00% CV (c)	304,398	$304,398

Financials — 2.6%
Specialty Finance — 2.6%
AGNC Investment Corporation, Series C, 7.00%	179,054	4,564,086
AGNC Investment Corporation, Series F, 6.12%	70,000	1,672,300
Annaly Capital Management, Inc., Series F, 6.95%	321,143	8,108,861
		14,345,247
Real Estate — 2.1%
REITs — 2.1%
Chimera Investment Corporation, Series B, 8.00%	266,980	6,084,474
New Residential Investment Corporation, Series C, 6.375%	260,000	5,519,800
		11,604,274

Total Preferred Stocks (Cost $40,329,343)		$26,253,919

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 35.8%	Par Value	Value
Communications — 2.1%
Belo Corporation, 7.25%, due 9/15/2027	$960,000	$1,104,000
CenturyLink, Inc., 7.65%, due 3/15/2042	1,332,000	1,611,720
Cincinnati Bell, Inc., 8.00%, due 10/15/2025 (d)	1,180,000	1,258,175
Consolidated Communications Holdings, Inc., 6.50%, due 10/1/2028 (d)	975,000	1,043,250
Diamond Sports Group, LLC/Diamond Sports Finance Company, 5.38%, due 8/15/2026 (d)	1,700,000	1,381,250
Liberty Interactive, LLC, 8.50%, due 7/15/2029	1,000,000	1,121,250
Walt Disney Company (The), 3.80%, due 3/22/2030	3,405,000	4,057,625
		11,577,270
Consumer Discretionary — 9.9%
AAG FH, L.P./AAG FH Finco, Inc., 9.75%, due 7/15/2024 (d)	2,523,000	2,396,850
Affinity Gaming, 6.88%, due 12/15/2027 (d)	1,200,000	1,257,348
American Axle & Manufacturing, Inc., 6.25%, due 4/1/2025	1,540,000	1,593,900
AutoNation, Inc., 3.80%, due 11/15/2027	4,127,000	4,564,968
Bed Bath & Beyond, Inc., 3.75%, due 8/1/2024	1,820,000	1,812,966
Bed Bath & Beyond, Inc., 5.17%, due 8/1/2044	1,390,000	1,195,400
Carriage Services, Inc., 6.63%, due 6/1/2026 (d)	922,000	985,388
Ford Motor Company, 9.00%, due 4/22/2025	1,290,000	1,581,553
Ford Motor Credit Company, LLC, 4.54%, due 8/1/2026	1,650,000	1,761,375
General Motors Financial Company, Inc., 5.65%, due 1/17/2029	2,954,000	3,660,269
Kohl’s Corporation, 9.50%, due 5/15/2025	6,145,000	7,970,711
Kohl’s Corporation, 5.55%, due 7/17/2045	2,969,000	3,198,288
L Brands, Inc., 5.25%, due 2/1/2028	1,180,000	1,231,424
LGI Homes, Inc., 6.88%, due 7/15/2026 (d)	1,045,000	1,097,250
Nordstrom, Inc., 8.75%, due 5/15/2025 (d)	1,560,000	1,747,280
Penn National Gaming, Inc., 5.63%, due 1/15/2027 (d)	1,550,000	1,617,812
QVC, Inc., 5.95%, due 3/15/2043	1,645,000	1,727,250
Sonic Automotive, Inc., 6.13%, due 3/15/2027	1,200,000	1,264,500
Tenneco, Inc., 5.38%, due 12/15/2024	1,050,000	1,014,520
Tiffany & Company, 4.90%, due 10/1/2044	7,059,000	9,694,160
TRI Pointe Group, Inc., 5.25%, due 6/1/2027	750,000	815,625
Truck Hero, Inc., 8.50%, due 4/21/2024 (d)	1,600,000	1,698,000
WW International, Inc., 8.63%, due 12/1/2025 (d)	1,475,000	1,535,475
		55,422,312
Consumer Staples — 1.8%
Anheuser-Busch InBev Worldwide, Inc., 4.50%, due 6/1/2050	4,495,000	5,673,858
Belrose Funding Trust, 2.33%, due 8/15/2030 (d)	890,000	915,954
Clearwater Seafoods, Inc., 6.88%, due 5/1/2025 (d)	1,750,000	1,831,112
KeHE Distributors, LLC, 8.63%, due 10/15/2026 (d)	1,291,000	1,449,147
		9,870,071

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 35.8% (Continued)	Par Value	Value
Energy — 4.4%
Blue Racer Midstream, LLC/Blue Racer Finance Corporation, 6.63%, due 7/15/2026 (d)	$1,863,000	$1,876,972
Energy Transfer Operating, L.P., Series G, 7.13%, due 5/15/2165	8,498,000	8,073,100
EnLink Midstream Partners, L.P., 4.85%, due 7/15/2026	1,475,000	1,440,102
Enviva Partners, L.P., 6.50%, due 1/15/2026 (d)	900,000	956,250
Genesis Energy, L.P./Genesis Energy Finance Corporation, 5.63%, due 6/15/2024	2,250,000	2,193,750
NLG Energy Partners, L.P., 6.13%, due 3/1/2025	3,055,000	1,936,106
Parkland Fuel Corporation, 5.88%, due 7/15/2027 (d)	1,723,000	1,862,959
Plains All American Pipeline, L.P., 3.80%, due 9/15/2030	3,365,000	3,617,546
Precision Drilling Corporation, 7.75%, due 12/15/2023	1,200,000	1,102,500
Rattler Midstream, L.P., 5.63%, due 7/15/2025 (d)	850,000	897,813
Western Midstream Operations, L.P., 4.10%, due 2/1/2025 (e)	845,000	870,832
		24,827,930
Financials — 8.6%
Ares Capital Corporation, 4.20%, due 6/10/2024	4,495,000	4,852,068
Ares Capital Corporation, 3.25%, due 7/15/2025	5,240,000	5,553,329
Bank of America Corporation, 0.98% (3MO LIBOR + 76), due 9/15/2026 (e)	5,827,000	5,710,517
Bank of Nova Scotia, 4.90% (H15T5Y + 455.1), due 9/4/2099 (c)(e)	1,580,000	1,710,619
Citizens Financial Group, Inc., Series B, 6.00%, due 12/31/2099 (c)	2,750,000	2,770,625
Compass Group Diversified Holdings, LLC, 8.00%, due 5/1/2026 (d)	1,300,000	1,365,000
Goldman Sachs Group, Inc. (The), 1.28% (3MO LIBOR + 105), due 6/5/2023 (e)	3,161,000	3,193,187
INTL FCStone, Inc., 8.63%, due 6/15/2025 (d)	884,000	961,350
Jefferies Group, LLC, 6.50%, due 1/20/2043	2,450,000	3,365,293
Lincoln National Corporation, 3.05%, due 1/15/2030	3,285,000	3,663,923
MetLife, Inc., Series C, 3.79% (3MO LIBOR + 357.5), due 12/31/2099 (c)(e)	4,598,000	4,575,010
NMI Holdings, Inc., 7.38%, due 6/1/2025 (d)	1,640,000	1,836,800
Oaktree Specialty Lending Corporation, 3.50%, due 2/25/2025	2,296,000	2,377,481
Owl Rock Capital Corporation, 3.40%, due 7/15/2026	4,185,000	4,244,923
Provident Funding Associates, L.P./PFG Finance Corporation, 6.38%, due 6/15/2025 (d)	1,649,000	1,690,225
		47,870,350

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 35.8% (Continued)	Par Value	Value
Health Care — 0.9%
CVS Health Corporation, 4.30%, due 3/25/2028	$2,031,000	$2,416,810
Horizon Pharma USA, Inc., 5.50%, due 8/1/2027 (d)	1,275,000	1,369,121
Prime Healthcare Services, Inc., 7.25%, due 11/1/2025 (d)	1,065,000	1,131,562
		4,917,493
Industrials — 2.3%
Boeing Company (The), 5.15%, due 5/1/2030	2,170,000	2,626,246
Delta Air Lines, Inc., 3.63%, due 3/15/2022	2,100,000	2,160,492
Delta Air Lines, Inc., 7.38%, due 1/15/2026	965,000	1,102,322
Grinding Media, Inc./MC Grinding Media, Inc., 7.38%, due 12/15/2023 (d)	1,290,000	1,309,350
Harsco Corporation, 5.75%, due 7/31/2027 (d)	1,230,000	1,300,725
JPW Industries Holding Corporation, 9.00%, due 10/1/2024 (d)	1,195,000	1,177,075
Quad Graphics, Inc., 7.00%, due 5/1/2022	1,815,000	1,633,500
SkyMiles IP Ltd. & Delta Airlines, Inc., 4.50%, due 10/20/2025 (d)	680,000	726,824
WESCO Distribution, Inc., 7.13%, due 6/15/2025 (d)	1,000,000	1,099,830
		13,136,364
Materials — 2.4%
Arconic Corporation, 6.13%, due 2/15/2028 (d)	505,000	544,453
Cliffs Natural Resources, Inc., 6.25%, due 10/1/2040	1,380,000	1,250,639
Commercial Metals Company, 5.38%, due 7/15/2027	1,415,000	1,489,288
Compass Minerals International, Inc., 4.88%, due 7/15/2024 (d)	1,410,000	1,462,875
Fortress Transportation & Infrastructure Investors, LLC, 9.75%, due 8/1/2027 (d)	1,320,000	1,513,050
JW Aluminum Continuous Cast Company, 10.25%, due 6/1/2026 (d)	2,500,000	2,650,000
Mercer International, Inc., 5.50%, due 1/15/2026	2,000,000	2,036,250
Neon Holdings, Inc., 10.13%, due 4/1/2026 (d)	933,000	1,019,302
Plastipak Holdings, Inc., 6.25%, due 10/15/2025 (d)	1,200,000	1,236,000
		13,201,857
Real Estate — 0.7%
Greystar Real Estate Partners, LLC, 5.75%, due 12/1/2025 (d)	1,500,000	1,528,500
iStar, Inc., 5.50%, due 2/15/2026	1,310,000	1,336,200
Starwood Property Trust, Inc., 5.00%, due 12/15/2021	1,175,000	1,194,705
		4,059,405
Technology — 2.2%
Apple, Inc., 3.85%, due 5/4/2043	1,990,000	2,514,158
Brightstar Escrow Corporation, 9.75%, due 10/15/2025 (d)	1,430,000	1,528,313
Dell International, LLC/EMC Corporation, 6.20%, due 7/15/2030 (d)	2,475,000	3,217,327

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 35.8% (Continued)	Par Value	Value
Technology — 2.2% (Continued)
Hewlett Packard Enterprise Company, 6.35%, due 10/15/2045 (e)	$3,624,000	$4,776,714
		12,036,512
Utilities — 0.5%
Suburban Propane Partners, L.P., 5.88%, due 3/1/2027	1,100,000	1,149,500
Talen Energy Supply, LLC, 6.63%, due 1/15/2028 (d)	1,450,000	1,515,250
		2,664,750

Total Corporate Bonds (Cost $181,705,628)		$199,584,314

ASSET-BACKED SECURITIES — 3.1%	Par Value	Value
Colony American Finance Ltd., Series 2019-1, 3.32%, due 3/15/2052 (d)(e)	$4,864,127	$5,180,534
Colony American Finance Ltd., Series 2019-3, 2.71%, due 10/15/2052 (d)(e)	2,574,586	2,713,314
Latitude Management Real Estate Investors, Inc., Series 2019-CRE3, 1.55% (1MO LIBOR + 140), due 12/22/2035 (d)(e)	3,615,000	3,524,625
ORIX Credit Alliance Owner Trust, Series 2018-CRE1, 1.34% (1MO LIBOR + 118), due 6/15/2036 (d)(e)	5,885,000	5,782,013
Total Asset-Backed Securities (Cost $16,952,125)		$17,200,486

MORTGAGE-BACKED SECURITIES — 18.2%	Par Value	Value
Agency Fixed Rate — 9.6%
Federal Home Loan Mortgage Corporation, Pool #G6-1858, 3.50%, due 1/1/2048	$5,524,468	$5,871,398
Federal Home Loan Mortgage Corporation, Pool #ZA-5269, 3.00%, due 2/1/2048	2,263,252	2,373,399
Federal Home Loan Mortgage Corporation, Pool #ZN-6606, 3.00%, due 6/1/2049	3,065,545	3,218,886
Federal Home Loan Mortgage Corporation, Pool #SD-0144, 3.00%, due 11/1/2049	1,729,019	1,815,224
Federal Home Loan Mortgage Corporation, Pool #QA-7416, 3.00%, due 2/1/2050	5,819,324	6,108,256
Federal National Mortgage Association, Pool #BM6059, 3.00%, due 9/1/2029	1,515,873	1,587,837
Federal National Mortgage Association, Pool #BN0356, 3.00%, due 12/1/2033	2,839,595	2,976,971

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES — 18.2% (Continued)	Par Value	Value
Agency Fixed Rate — 9.6% (Continued)
Federal National Mortgage Association, Pool #BP6450, 2.50%, due 7/1/2040	$4,083,297	$4,316,253
Federal National Mortgage Association, Pool #BP6565, 2.50%, due 8/1/2040	3,096,991	3,273,681
Federal National Mortgage Association, Pool #BP6638, 2.50%, due 8/1/2040	3,384,044	3,577,115
Federal National Mortgage Association, Pool #CA4128, 3.00%, due 9/1/2049	3,438,153	3,609,252
Federal National Mortgage Association, Pool #FM1526, 3.00%, due 9/1/2049	4,846,079	5,084,573
Federal National Mortgage Association, Pool #B03192, 3.00%, due 10/1/2049	4,594,909	4,822,189
Federal National Mortgage Association, Pool #BO8653, 3.00%, due 2/1/2050	4,392,997	4,614,173
		53,249,207
Commercial — 8.6%
Agate Bay Mortgage Loan Trust, Series 2016-2, 3.50%, due 3/25/2046 (d)	3,116,714	3,170,965
Bancorp Commercial Mortgage Trust (The), Series 2019-CRE5, 1.16% (1MO LIBOR + 100), due 3/17/2036 (d)(e)	503,433	500,843
BDS Ltd., Series 2019-FL4, 1.25% (1MO LIBOR + 110), due 8/15/2036 (d)(e)	2,140,000	2,122,602
Credit Suisse Mortgage Trust, Series 2018-J1, 3.50%, due 2/25/2048 (d)	4,159,256	4,244,590
Ellington Financial Mortgage Trust, Series 2019-1, 2.93%, due 6/25/2059 (d)	3,670,029	3,713,867
Exantas Capital Corporation, Series 2019-RS07, 1.15% (1MO LIBOR + 100), due 4/15/2022 (d)(e)	1,561,117	1,541,251
Flagstar Mortgage Trust, Series 2020-2, 3.00%, due 6/25/2048 (d)	2,741,013	2,823,885
FMC GMSR Issuer Trust, Series 2020-GT1, 4.45%, due 1/25/2026 (d)(e)	2,265,000	2,263,813
GS Mortgage Securities Trust, Series 2020-PJ5, 3.00%, due 3/27/2051 (d)	3,206,484	3,301,505
HLSS Holdings, LLC, Series 2020-PLS1, 3.84%, due 12/25/2025 (d)	1,655,000	1,654,996
JPMorgan Mortgage Trust, Series 2020-LTV2, 3.00%, due 11/25/2050 (d)	1,881,286	1,935,813
JPMorgan Wealth Management Trust, Series 2020-ATR1, 3.00%, due 2/25/2050 (d)	1,379,656	1,412,746
Morgan Stanley Mortgage Loan Trust, Series 2020-1, 2.50%, due 12/25/2050 (d)	2,295,000	2,381,063

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES — 18.2% (Continued)	Par Value	Value
Commercial — 8.6% (Continued)
Onslow Bay Financial, LLC, Series 2019-EXP3, 3.50%, due 10/25/2059 (d)	$3,318,448	$3,412,579
Pear Street Mortgage Company, LLC, Series 2019-1, 4.00%, due 7/25/2049 (d)	1,176,534	1,195,189
Provident Funding Mortgage Trust, Series 2019-1, 3.00%, due 12/25/2049 (d)	3,626,858	3,688,652
RMF Buyout Issuance Trust, Series 2020-HB1, 1.72%, due 10/25/2050 (d)	2,514,804	2,514,880
Sequoia Mortgage Trust, Series 2019-5, 3.50%, due 12/25/2049 (d)	2,749,036	2,801,912
Starwood Mortgage Residential Trust, Series 2019-1, 2.94%, due 6/25/2049 (d)	3,079,731	3,123,818
		47,804,969

Total Mortgage-Backed Securities (Cost $99,515,368)		$101,054,176

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 9.0%	Par Value	Value
Federal Farm Credit Bank — 3.2%
Federal Farm Credit Bank, 1.48%, due 3/10/2026	$6,055,000	$6,068,175
Federal Farm Credit Bank, 2.50%, due 2/4/2031	6,520,000	6,531,373
Federal Farm Credit Bank, 3.50%, due 2/1/2033	5,000,000	5,011,862
		17,611,410
Small Business Administration — 0.8%
Small Business Administration Participation Certificates, 3.20%, due 3/1/2039	4,120,682	4,511,188

U.S. Treasury Bonds — 0.3%
U.S. Treasury Bonds, 3.75%, due 8/15/2041	1,250,000	1,776,221

U.S. Treasury Notes — 4.7%
U.S. Treasury Notes, 2.00%, due 2/15/2023	1,930,000	2,005,994
U.S. Treasury Inflation-Protected Notes, 0.63%, due 4/15/2023	8,029,825	8,454,841
U.S. Treasury Notes, 0.63%, due 5/15/2030	5,750,000	5,621,523
U.S. Treasury Inflation-Protected Notes, 0.88%, due 2/15/2047	7,459,072	10,024,100
		26,106,458

Total U.S. Government & Agency Obligations (Cost $47,725,796)		$50,005,277

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 0.2%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (f) (Cost $1,288,806)	1,288,806	$1,288,806

Investments at Value — 97.7% (Cost $520,327,468)		$544,163,829

Other Assets in Excess of Liabilities — 2.3%		12,686,109

Net Assets — 100.0%		$556,849,938

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Security has a perpetual maturity date.

(d)	144A - Security was purchased in transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $120,996,672 as of December 31, 2020, representing 21.7% of net assets.

(e)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(f)	The rate shown is the 7-day effective yield as of December 31, 2020.

CV – Convertible Security

H15T5Y – U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year

LIBOR – London Interbank Offered Rate

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
SUMMARY OF INVESTMENTS
As of December 31, 2020 (Unaudited)

	Percent of
Security Type / Sector	Net Assets
Common Stocks
Financials	4.9%
Industrials	3.1%
Technology	2.8%
Consumer Discretionary	2.7%
Health Care	2.4%
Real Estate	2.4%
Utilities	2.1%
Consumer Staples	2.1%
Materials	1.7%
Communications	1.3%
Energy	1.2%
Total Common Stocks	26.7%
Preferred Stocks
Financials	2.6%
Real Estate	2.1%
Energy	0.0	% (a)
Total Preferred Stocks	4.7%
Corporate Bonds
Consumer Discretionary	9.9%
Financials	8.6%
Energy	4.4%
Materials	2.4%
Industrials	2.3%
Technology	2.2%
Communications	2.1%
Consumer Staples	1.8%
Health Care	0.9%
Real Estate	0.7%
Utilities	0.5%
Total Corporate Bonds	35.8%
Asset-Backed Securities	3.1%
Mortgage-Backed Securities	18.2%
U.S. Government & Agency Obligations	9.0%
Money Market Funds	0.2%
Investments	97.7%
Other Assets in Excess of Liabilities	2.3%
Net Assets	100.0%

(a)	Percentage rounds to less than 0.1%.

CHARTWELL MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS
December 31, 2020

COMMON STOCKS — 97.4%	Shares	Value
Communications — 2.6%
Internet Media & Services — 2.6%
Expedia Group, Inc.	5,657	$748,987

Consumer Discretionary — 10.7%
Apparel & Textile Products — 2.4%
Columbia Sportswear Company	7,913	691,438

Consumer Services — 2.1%
Service Corporation International	11,791	578,938

Retail - Discretionary — 6.2%
AutoZone, Inc. (a)	618	732,602
Genuine Parts Company	10,334	1,037,844
		1,770,446
Consumer Staples — 8.3%
Food — 4.7%
Conagra Brands, Inc.	15,770	571,821
Lamb Weston Holdings, Inc.	9,684	762,518
		1,334,339
Retail - Consumer Staples — 3.6%
Dollar Tree, Inc. (a)	9,433	1,019,141

Energy — 3.2%
Oil & Gas Producers — 3.2%
Diamondback Energy, Inc.	7,542	365,033
Pioneer Natural Resources Company	4,885	556,352
		921,385
Financials — 16.3%
Banking — 5.9%
KeyCorp	33,460	549,078
M&T Bank Corporation	2,529	321,942
Pinnacle Financial Partners, Inc.	12,430	800,492
		1,671,512
Insurance — 8.7%
Allstate Corporation (The)	10,117	1,112,162
Hanover Insurance Group, Inc. (The)	6,070	709,705
Lincoln National Corporation	13,369	672,594
		2,494,461

See accompanying notes to financial statements.

CHARTWELL MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 97.4% (Continued)	Shares	Value
Financials — 16.3% (Continued)
Specialty Finance — 1.7%
Synchrony Financial	13,948	$484,135

Health Care — 7.0%
Health Care Facilities & Services — 7.0%
Quest Diagnostics, Inc.	9,253	1,102,680
Universal Health Services, Inc. - Class B	6,408	881,100
		1,983,780
Industrials — 10.8%
Engineering & Construction — 4.0%
Quanta Services, Inc.	15,883	1,143,894

Machinery — 3.5%
Snap-on, Inc.	5,853	1,001,682

Transportation Equipment — 3.3%
Allison Transmission Holdings, Inc.	21,955	946,919

Materials — 8.5%
Chemicals — 4.7%
FMC Corporation	11,791	1,355,139

Construction Materials — 3.8%
Vulcan Materials Company	7,299	1,082,515

Real Estate — 10.7%
REITs — 10.7%
Healthcare Trust of America, Inc. - Class A	35,076	965,993
Healthpeak Properties, Inc.	20,857	630,507
Life Storage, Inc.	4,652	555,403
Mid-America Apartment Communities, Inc.	7,212	913,688
		3,065,591

Technology — 9.8%
Technology Hardware — 6.8%
Ciena Corporation (a)	15,014	793,490
Dolby Laboratories, Inc. - Class A	11,924	1,158,178
		1,951,668
Technology Services — 3.0%
Amdocs Ltd.	11,852	840,662

See accompanying notes to financial statements.

CHARTWELL MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 97.4% (Continued)	Shares	Value
Utilities — 9.5%
Electric Utilities — 9.5%
Ameren Corporation	10,941	$854,054
CMS Energy Corporation	11,982	731,022
Public Service Enterprise Group, Inc.	19,209	1,119,885
		2,704,961

Total Common Stocks (Cost $24,621,208)		$27,791,593

MONEY MARKET FUNDS — 2.6%	Shares	Value
Fidelity Institutional Money Market Government Portfolio -Class I, 0.01% (b) (Cost $740,590)	740,590	$740,590

Investments at Value — 100.0% (Cost $25,361,798)		$28,532,183

Other Assets in Excess of Liabilities — 0.0% (c)		8,100

Net Assets — 100.0%		$28,540,283

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of December 31, 2020.

(c)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

CHARTWELL MID CAP VALUE FUND
SUMMARY OF INVESTMENTS
As of December 31, 2020 (Unaudited)

	Percent of
Security Type / Sector	Net Assets
Common Stocks
Financials	16.3%
Industrials	10.8%
Real Estate	10.7%
Consumer Discretionary	10.7%
Technology	9.8%
Utilities	9.5%
Materials	8.5%
Consumer Staples	8.3%
Health Care	7.0%
Energy	3.2%
Communications	2.6%
Total Common Stocks	97.4%
Money Market Funds	2.6%
Investments	100.0%
Other Assets in Excess of Liabilities	0.0	% (a)
Net Assets	100.0%

(a)	Percentage rounds to less than 0.1%.

CHARTWELL SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
December 31, 2020

COMMON STOCKS — 99.8%	Shares	Value
Consumer Discretionary — 12.7%
Apparel & Textile Products — 1.8%
Oxford Industries, Inc.	17,400	$1,139,874
Wolverine World Wide, Inc.	62,942	1,966,937
		3,106,811
Home & Office Products — 0.7%
Knoll, Inc.	89,915	1,319,952

Home Construction — 1.8%
JELD-WEN Holding, Inc. (a)	42,650	1,081,604
TRI Pointe Group, Inc. (a)	126,926	2,189,474
		3,271,078
Leisure Facilities & Services — 5.0%
Cheesecake Factory, Inc. (The)	54,200	2,008,652
Denny’s Corporation (a)	201,061	2,951,575
Jack in the Box, Inc.	41,512	3,852,314
		8,812,541
Retail - Discretionary — 2.2%
Rush Enterprises, Inc. - Class A	95,255	3,945,462

Wholesale - Discretionary — 1.2%
G-III Apparel Group Ltd. (a)	86,942	2,064,003

Consumer Staples — 3.1%
Consumer Products — 0.6%
Phibro Animal Health Corporation - Class A	57,923	1,124,865

Food — 2.5%
Fresh Del Monte Produce, Inc.	77,808	1,872,838
Sanderson Farms, Inc.	19,468	2,573,670
		4,446,508
Energy — 1.6%
Oil & Gas Producers — 0.5%
PDC Energy, Inc. (a)	45,110	926,108

Oil & Gas Services & Equipment — 1.1%
ChampionX Corporation (a)	124,973	1,912,087

See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 99.8% (Continued)	Shares	Value
Financials — 26.4%
Banking — 19.8%
Columbia Banking System, Inc.	82,155	$2,949,364
CVB Financial Corporation	85,088	1,659,216
First Financial Bancorp	92,160	1,615,565
First Midwest Bancorp, Inc.	136,405	2,171,568
FNB Corporation	209,878	1,993,841
Independent Bank Group, Inc.	45,388	2,837,658
Pacific Premier Bancorp, Inc.	85,915	2,691,717
Renasant Corporation	66,489	2,239,349
Sandy Spring Bancorp, Inc.	74,924	2,411,804
South State Corporation	42,104	3,044,119
TowneBank	95,778	2,248,867
UMB Financial Corporation	35,604	2,456,320
Umpqua Holdings Corporation	143,126	2,166,928
United Bankshares, Inc.	43,458	1,408,039
United Community Banks, Inc.	115,309	3,279,388
		35,173,743
Insurance — 4.7%
American Equity Investment Life Holding Company	72,275	1,999,126
Kemper Corporation	29,472	2,264,334
Selective Insurance Group, Inc.	60,612	4,059,792
		8,323,252
Specialty Finance — 1.9%
PRA Group, Inc. (a)	85,553	3,393,032

Health Care — 3.0%
Biotech & Pharma — 1.0%
Eagle Pharmaceuticals, Inc. (a)	36,547	1,701,994

Health Care Facilities & Services — 2.0%
Patterson Companies, Inc.	119,694	3,546,533

Industrials — 22.8%
Aerospace & Defense — 2.0%
AAR Corporation	25,109	909,448
Moog, Inc. - Class A	32,346	2,565,038
		3,474,486
Commercial Support Services — 5.4%
Harsco Corporation (a)	121,153	2,178,331
Korn Ferry	53,529	2,328,512

See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 99.8% (Continued)	Shares	Value
Industrials — 22.8% (Continued)
Commercial Support Services — 5.4% (Continued)
TrueBlue, Inc. (a)	99,360	$1,857,038
UniFirst Corporation	15,387	3,257,274
		9,621,155
Diversified Industrials — 2.8%
ITT, Inc.	64,562	4,972,565

Engineering & Construction — 3.7%
Dycom Industries, Inc. (a)	45,013	3,399,382
Parsons Corporation (a)	88,722	3,230,368
		6,629,750
Industrial Intermediate Products — 1.8%
EnPro Industries, Inc.	41,606	3,142,085

Machinery — 2.8%
Cactus, Inc. - Class A	74,344	1,938,148
Mueller Water Products, Inc. - Series A	245,577	3,040,243
		4,978,391
Transportation & Logistics — 4.3%
Hub Group, Inc. - Class A (a)	40,460	2,306,220
Saia, Inc. (a)	28,912	5,227,290
		7,533,510
Materials — 7.2%
Chemicals — 2.8%
Ferro Corporation (a)	152,978	2,238,068
Minerals Technologies, Inc.	43,227	2,685,261
		4,923,329
Construction Materials — 1.3%
Eagle Materials, Inc.	22,964	2,327,402

Containers & Packaging — 1.6%
TriMas Corporation (a)	89,313	2,828,543

Paper & Forest Products — 1.5%
Glatfelter Corporation	169,932	2,783,486

Real Estate — 9.4%
Real Estate Owners & Developers — 1.3%
McGrath RentCorp	33,845	2,270,999

See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 99.8% (Continued)	Shares	Value
Real Estate — 9.4% (Continued)
REITs — 8.1%
First Industrial Realty Trust, Inc.	39,193	$1,651,201
Healthcare Realty Trust, Inc.	83,000	2,456,800
Kite Realty Group Trust	64,634	966,925
Pebblebrook Hotel Trust	85,931	1,615,503
Piedmont Office Realty Trust, Inc. - Class A	126,621	2,055,059
PS Business Parks, Inc.	21,729	2,887,132
STAG Industrial, Inc.	85,794	2,687,068
		14,319,688
Technology — 7.9%
Semiconductors — 2.7%
Diodes, Inc. (a)	67,095	4,730,198

Software — 3.4%
CommVault Systems, Inc. (a)	64,421	3,566,991
Progress Software Corporation	56,102	2,535,249
		6,102,240
Technology Hardware — 1.8%
Plexus Corporation (a)	39,933	3,123,160

Utilities — 5.7%
Electric Utilities — 4.6%
Avista Corporation	40,581	1,628,922
Black Hills Corporation	27,374	1,682,132
NorthWestern Corporation	49,087	2,862,263
PNM Resources, Inc.	42,308	2,053,207
		8,226,524
Gas & Water Utilities — 1.1%
Southwest Gas Holdings, Inc.	31,367	1,905,545

Total Common Stocks (Cost $153,238,711)		$176,961,025

Other Assets in Excess of Liabilities — 0.2%		372,901

Net Assets — 100.0%		$177,333,926

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of December 31, 2020.

See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND
SUMMARY OF INVESTMENTS
As of December 31, 2020 (Unaudited)

Percent of
Security Type / Sector	Net Assets
Common Stocks
Financials	26.4%
Industrials	22.8%
Consumer Discretionary	12.7%
Real Estate	9.4%
Technology	7.9%
Materials	7.2%
Utilities	5.7%
Consumer Staples	3.1%
Health Care	3.0%
Energy	1.6%
Total Common Stocks	99.8%
Other Assets in Excess of Liabilities	0.2%
Net Assets	100.0%

CHARTWELL SHORT DURATION HIGH YIELD FUND
SCHEDULE OF INVESTMENTS
December 31, 2020

CORPORATE BONDS — 95.4%	Par Value	Value
Communications — 13.5%
AMC Networks, Inc., 5.00%, due 4/1/2024	$3,716,000	$3,776,385
CCO Holdings, LLC/CCO Holdings Capital Corporation, 5.75%, due 2/15/2026 (a)	3,655,000	3,771,412
Level 3 Financing, Inc., 5.38%, due 1/15/2024	3,370,000	3,396,286
Quebecor Media, Inc., 5.75%, due 1/15/2023	655,000	707,400
Sirius XM Radio, Inc., 4.63%, due 7/15/2024 (a)	3,725,000	3,860,031
TEGNA, Inc., 4.75%, due 3/15/2026 (a)	2,600,000	2,776,280
T-Mobile USA, Inc., 4.00%, due 4/15/2022	3,720,000	3,836,250
		22,124,044
Consumer Discretionary — 8.6%
Ford Motor Credit Company, LLC, 5.60%, due 1/7/2022	1,165,000	1,204,237
Ford Motor Credit Company, LLC, 4.38%, due 8/6/2023	1,710,000	1,774,125
Ford Motor Credit Company, LLC, 4.06%, due 11/1/2024	1,790,000	1,880,520
Lennar Corporation, 4.13%, due 1/15/2022	2,995,000	3,066,131
Lennar Corporation, 4.75%, due 11/15/2022	880,000	928,400
QVC, Inc., 4.85%, due 4/1/2024	3,720,000	4,008,300
Wyndham Destinations, Inc., 4.25%, due 3/1/2022	1,175,000	1,201,438
		14,063,151
Consumer Staples — 2.0%
Albertsons Companies, Inc., 3.25%, due 3/15/2026 (a)	2,700,000	2,740,500
Clearwater Paper Corporation, 5.38%, due 2/1/2025 (a)	560,000	606,900
		3,347,400
Energy — 14.1%
Cheniere Energy Partners, L.P., 5.25%, due 10/1/2025	2,650,000	2,719,562
DCP Midstream Operating, L.P., 4.95%, due 4/1/2022	815,000	839,450
DCP Midstream Operating, L.P., 3.88%, due 3/15/2023	3,060,000	3,151,800
EQT Midstream Partners, L.P., 4.75%, due 7/15/2023	3,875,000	4,074,485
Rattler Midstream, L.P., 5.63%, due 7/15/2025 (a)	3,720,000	3,929,250
Sunoco, L.P./Sunoco Finance Corporation, Series WI, 4.88%, due 1/15/2023	3,875,000	3,923,825
Western Midstream Operations, L.P., 4.00%, due 7/1/2022	1,765,000	1,814,385
Western Midstream Operations, L.P., 4.10%, due 2/1/2025	2,510,000	2,586,731
		23,039,488
Financials — 16.9%
CIT Group, Inc., 5.00%, due 8/15/2022	3,920,000	4,155,200
Howmet Aerospace, Inc., 6.88%, due 5/1/2025	1,690,000	1,977,300
Icahn Enterprises, L.P., 6.25%, due 2/1/2022	3,875,000	3,884,688
INTL FCStone, Inc., 8.63%, due 6/15/2025 (a)	3,870,000	4,208,625
Navient Corporation, 6.63%, due 7/26/2021	2,705,000	2,762,481
NMI Holdings, Inc., 7.38%, due 6/1/2025 (a)	3,595,000	4,026,400

See accompanying notes to financial statements.

CHARTWELL SHORT DURATION HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 95.4% (Continued)	Par Value	Value
Financials — 16.9% (Continued)
OneMain Finance Corporation, 5.63%, due 3/15/2023	$1,850,000	$1,984,125
OneMain Finance Corporation, 6.13%, due 3/15/2024	2,025,000	2,212,313
SLM Corporation, 5.13%, due 4/5/2022	1,745,000	1,784,262
SLM Corporation, 4.20%, due 10/29/2025	655,000	691,844
		27,687,238
Health Care — 7.1%
Centene Corporation, 4.75%, due 1/15/2025	3,695,000	3,791,920
HCA, Inc., 5.88%, due 5/1/2023	3,620,000	3,982,742
Tenet Healthcare Corporation, 4.63%, due 7/15/2024	3,775,000	3,869,451
		11,644,113
Industrials — 7.9%
ADT Corporation (The), 3.50%, due 7/15/2022	1,345,000	1,380,306
ADT Corporation (The), 4.13%, due 6/15/2023	1,080,000	1,151,442
Delta Air Lines, Inc., 3.63%, due 3/15/2022	3,875,000	3,986,622
WESCO Distribution, Inc., 7.13%, due 6/15/2025 (a)	3,715,000	4,085,869
XPO Logistics, Inc., 6.75%, due 8/15/2024 (a)	2,200,000	2,337,500
		12,941,739
Materials — 10.9%
Alcoa, Inc., 5.13%, due 10/1/2024	2,180,000	2,399,809
Ball Corporation, 5.00%, due 3/15/2022	2,850,000	2,981,812
Crown Americas Capital Corporation IV, 4.50%, due 1/15/2023	3,720,000	3,925,084
Freeport-McMoran Copper & Gold, Inc., 3.88%, due 3/15/2023	3,365,000	3,510,705
Mercer International, Inc., 6.50%, due 2/1/2024	973,000	986,379
Polyone Corporation, 5.25%, due 3/15/2023	3,725,000	3,995,062
		17,798,851
Real Estate — 9.1%
GLP Capital, L.P./GLP Financing II, Inc., 5.38%, due 11/1/2023	2,835,000	3,097,181
iStar, Inc., 4.75%, due 10/1/2024	3,875,000	3,923,437
Kennedy Wilson Holdings, Inc., 5.88%, due 4/1/2024	3,875,000	3,933,125
Starwood Property Trust, Inc., 5.00%, due 12/15/2021	3,875,000	3,939,984
		14,893,727
Technology — 5.3%
Dell International, LLC/EMC Corporation, 5.88%, due 6/15/2021 (a)	1,733,000	1,736,119
EMC Corporation, 3.38%, due 6/1/2023	2,144,000	2,246,805
Seagate HDD Cayman, 4.75%, due 6/1/2023	2,480,000	2,678,772
Western Ditigal Corporation, 4.75%, due 2/15/2026	1,800,000	1,989,000
		8,650,696

Total Corporate Bonds (Cost $152,104,620)		$156,190,447

See accompanying notes to financial statements.

CHARTWELL SHORT DURATION HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 0.2%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b) (Cost $338,012)	338,012	$338,012

Investments at Value — 95.6% (Cost $152,442,632)		$156,528,459

Other Assets in Excess of Liabilities — 4.4%		7,174,954

Net Assets — 100.0%		$163,703,413

(a)	144A - Security was purchased in transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $34,078,886 as of December 31, 2020, representing 20.8% of net assets.

(b)	The rate shown is the 7-day effective yield as of December 31, 2020.

See accompanying notes to financial statements.

CHARTWELL SHORT DURATION HIGH YIELD FUND
SUMMARY OF INVESTMENTS
As of December 31, 2020 (Unaudited)

Percent of
Security Type / Sector	Net Assets
Corporate Bonds
Financials	16.9%
Energy	14.1%
Communications	13.5%
Materials	10.9%
Real Estate	9.1%
Consumer Discretionary	8.6%
Industrials	7.9%
Health Care	7.1%
Technology	5.3%
Consumer Staples	2.0%
Total Corporate Bonds	95.4%
Money Market Funds	0.2%
Investments	95.6%
Other Assets in Excess of Liabilities	4.4%
Net Assets	100.0%

CHARTWELL SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
December 31, 2020

COMMON STOCKS — 99.1%	Shares	Value
Consumer Discretionary — 20.2%
Apparel & Textile Products — 3.5%
Canada Goose Holdings, Inc. (a)	6,915	$205,860
Capri Holdings Ltd. (a)	9,374	393,708
Deckers Outdoor Corporation (a)	1,254	359,622
		959,190
Home Construction — 1.1%
Green Brick Partners, Inc. (a)	6,034	138,541
Taylor Morrison Home Corporation (a)	6,764	173,496
		312,037
Leisure Facilities & Services — 8.4%
Bloomin’ Brands, Inc.	17,891	347,443
Boyd Gaming Corporation (a)	14,861	637,834
Brinker International, Inc.	8,097	458,047
Churchill Downs, Inc.	1,447	281,861
Dine Brands Global, Inc.	2,976	172,608
Extended Stay America, Inc.	13,306	197,062
Full House Resorts, Inc. (a)	26,943	105,886
Penn National Gaming, Inc. (a)	1,220	105,372
		2,306,113
Retail - Discretionary — 7.2%
American Eagle Outfitters, Inc.	17,094	343,077
Asbury Automotive Group, Inc. (a)	1,620	236,099
At Home Group, Inc. (a)	23,829	368,396
Builders FirstSource, Inc. (a)	7,291	297,546
Forterra, Inc. (a)	13,571	233,353
Lithia Motors, Inc. - Class A	1,253	366,716
Vroom, Inc. (a)	3,156	129,301
		1,974,488
Consumer Staples — 2.3%
Household Products — 2.3%
Helen of Troy Ltd. (a)	2,823	627,242

Energy — 2.3%
Renewable Energy — 2.3%
Sunnova Energy International, Inc. (a)	5,589	252,231
Sunrun, Inc. (a)	5,286	366,743
		618,974

See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 99.1% (Continued)	Shares	Value
Financials — 3.9%
Asset Management — 2.6%
Open Lending Corporation - Class A (a)	6,931	$242,308
Silvergate Capital Corporation - Class A (a)	6,289	467,335
		709,643
Banking — 0.6%
Pinnacle Financial Partners, Inc.	2,751	177,165

Insurance — 0.7%
BRP Group, Inc. - Class A (a)	6,195	185,664

Health Care — 27.3%
Biotech & Pharma — 10.8%
Affimed N.V. (a)	12,605	73,361
Allogene Therapeutics, Inc. (a)	3,879	97,906
ALX Oncology Holdings, Inc. (a)	983	84,735
Arena Pharmaceuticals, Inc. (a)	3,865	296,948
Axsome Therapeutics, Inc. (a)	3,024	246,365
Biohaven Pharmaceutical Holding Company Ltd. (a)	1,435	122,994
ChemoCentryx, Inc. (a)	2,339	144,831
Fate Therapeutics, Inc. (a)	1,050	95,477
Harpoon Therapeutics, Inc. (a)	5,072	84,246
Krystal Biotech, Inc. (a)	925	55,500
Kura Oncology, Inc. (a)	6,646	217,058
Mirum Pharmaceuticals, Inc. (a)	12,264	214,129
Novavax, Inc. (a)	363	40,478
PTC Therapeutics, Inc. (a)	1,082	66,035
Scholar Rock Holding Corporation (a)	3,173	153,986
Taysha Gene Therapies, Inc. (a)	3,319	88,086
Trillium Therapeutics, Inc. (a)	18,141	266,854
Turning Point Therapeutics, Inc. (a)	928	113,077
United Therapeutics Corporation (a)	3,360	510,014
		2,972,080
Health Care Facilities & Services — 6.1%
Addus HomeCare Corporation (a)	2,593	303,614
ICON plc (a)	2,637	514,162
Invitae Corporation (a)	5,598	234,053
LHC Group, Inc. (a)	1,185	252,784
Owens & Minor, Inc.	13,004	351,758
		1,656,371

See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 99.1% (Continued)	Shares	Value
Health Care — 27.3% (Continued)
Medical Equipment & Devices — 10.4%
AtriCure, Inc. (a)	2,662	$148,194
Castle Biosciences, Inc. (a)	3,603	241,942
ICU Medical, Inc. (a)	1,537	329,671
Merit Medical Systems, Inc. (a)	4,414	245,021
Natera, Inc. (a)	11,401	1,134,628
Quidel Corporation (a)	1,656	297,500
Silk Road Medical, Inc. (a)	2,348	147,877
Tandem Diabetes Care, Inc. (a)	3,230	309,046
		2,853,879
Industrials — 14.9%
Commercial Support Services — 1.2%
UniFirst Corporation	1,527	323,251

Electrical Equipment — 2.1%
Generac Holdings, Inc. (a)	2,564	583,079

Engineering & Construction — 3.7%
TopBuild Corporation (a)	2,107	387,857
WillScot Mobile Mini Holdings Corporation (a)	27,573	638,866
		1,026,723
Industrial Intermediate Products — 2.4%
Chart Industries, Inc. (a)	3,290	387,529
Timken Company (The)	3,316	256,526
		644,055
Industrial Support Services — 2.2%
Applied Industrial Technologies, Inc.	1,265	98,657
H&E Equipment Services, Inc.	7,083	211,144
SiteOne Landscape Supply, Inc. (a)	1,858	294,735
		604,536
Machinery — 2.4%
Oshkosh Corporation	4,558	392,307
Terex Corporation	7,981	278,457
		670,764
Transportation & Logistics — 0.9%
Atlas Air Worldwide Holdings, Inc. (a)	4,393	239,594

Materials — 4.0%
Chemicals — 2.1%
Quaker Chemical Corporation	2,278	577,223

See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 99.1% (Continued)	Shares	Value
Materials — 4.0% (Continued)
Construction Materials — 1.9%
Advanced Drainage Systems, Inc.	6,123	$511,760

Real Estate — 5.9%
Real Estate Services — 0.6%
Redfin Corporation (a)	2,435	167,114

REITs — 5.3%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	6,689	424,283
MGM Growth Properties, LLC - Class A	7,639	239,101
QTS Realty Trust, Inc. - Class A	3,973	245,849
Ryman Hospitality Properties, Inc.	3,949	267,584
STAG Industrial, Inc.	9,048	283,384
		1,460,201
Technology — 18.3%
Semiconductors — 2.1%
MACOM Technology Solutions Holdings, Inc. (a)	7,387	406,581
Synaptics, Inc. (a)	1,820	175,448
		582,029
Software — 13.5%
Avaya Holdings Corporation (a)	10,601	203,009
Bandwidth, Inc. - Class A (a)	2,279	350,214
Calix, Inc. (a)	10,740	319,622
Digital Turbine, Inc. (a)	6,494	367,301
LivePerson, Inc. (a)	6,055	376,803
Manhattan Associates, Inc. (a)	3,505	368,656
Nutanix, Inc. - Class A (a)	13,850	441,399
Q2 Holdings, Inc. (a)	980	123,999
Rapid7, Inc. (a)	7,719	695,945
SailPoint Technology Holdings, Inc. (a)	2,360	125,646
Varonis Systems, Inc. (a)	1,319	215,802
Veritone, Inc. (a)	3,655	103,985
		3,692,381
Technology Hardware — 0.7%
Akoustis Technologies, Inc. (a)	15,021	183,707

See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 99.1% (Continued)	Shares	Value
Technology — 18.3% (Continued)
Technology Services — 2.0%
DXC Technology Company	5,009	$128,982
Endava plc - ADR (a)	3,823	293,415
Everi Holdings, Inc. (a)	9,957	137,506
		559,903

Total Common Stocks (Cost $18,830,849)		$27,179,166

MONEY MARKET FUNDS — 1.0%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b) (Cost $279,110)	279,110	$279,110

Investments at Value — 100.1% (Cost $19,109,959)		$27,458,276

Liabilities in Excess of Other Assets - (0.1%)		(22,631)

Net Assets — 100.0%		$27,435,645

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of December 31, 2020.

ADR – American Depositary Receipt

See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND
SUMMARY OF INVESTMENTS
As of December 31, 2020 (Unaudited)

Percent of
Security Type / Sector	Net Assets
Common Stocks
Health Care	27.3%
Consumer Discretionary	20.2%
Technology	18.3%
Industrials	14.9%
Real Estate	5.9%
Materials	4.0%
Financials	3.9%
Consumer Staples	2.3%
Energy	2.3%
Total Common Stocks	99.1%
Money Market Funds	1.0%
Investments	100.1%
Liabilities in Excess of Other Assets	(0.1%)
Net Assets	100.0%

CHARTWELL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020

		Chartwell	Chartwell
	Chartwell	Mid Cap	Small Cap
	Income Fund	Value Fund	Value Fund
ASSETS
Investments at cost	$520,327,468	$25,361,798	$153,238,711
Investments at value (Notes 2 and 7)	$544,163,829	$28,532,183	$176,961,025
Cash	11,000,000	—	—
Receivable for capital shares sold	54,773	13,786	409,689
Receivable for investment securities sold	—	—	485,037
Dividends and interest receivable	3,433,333	26,856	198,782
Foreign tax reclaims receivable	65,432	—	—
Other assets	43,752	12,312	18,242
TOTAL ASSETS	558,761,119	28,585,137	178,072,775

LIABILITIES
Bank overdraft	—	—	21,539
Payable for capital shares redeemed	759,495	3,161	548,205
Payable for investment securities purchased	848,790	—	—
Payable to Advisor (Note 3)	182,996	4,276	109,950
Payable to administrator (Note 3)	22,400	4,000	9,000
Accrued Trustees’ fees (Note 3)	4,100	4,100	4,100
Other accrued expenses	93,400	29,317	46,055
TOTAL LIABILITIES	1,911,181	44,854	738,849

NET ASSETS	$556,849,938	$28,540,283	$177,333,926

NET ASSETS CONSIST OF:
Paid-in capital	$556,690,656	$26,853,064	$158,343,025
Accumulated earnings	159,282	1,687,219	18,990,901
NET ASSETS	$556,849,938	$28,540,283	$177,333,926
Shares of beneficial interest outstanding (unlimited number of shares authorized, par value $0.01)	41,164,300	1,913,391	9,989,430
Net asset value, offering price and redemption price per share (Note 2)	$13.53	$14.92	$17.75

See accompanying notes to financial statements.

CHARTWELL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2020

	Chartwell	Chartwell
	Short Duration	Small Cap
	High Yield Fund	Growth Fund
ASSETS
Investments at cost	$152,442,632	$19,109,959
Investments at value (Notes 2 and 7)	$156,528,459	$27,458,276
Cash	5,000,000	75
Receivable for capital shares sold	5,146	—
Dividends and interest receivable	2,217,803	10,234
Other assets	30,678	11,247
TOTAL ASSETS	163,782,086	27,479,832

LIABILITIES
Payable for capital shares redeemed	5,000	—
Payable to Advisor (Note 3)	25,890	5,615
Payable to administrator (Note 3)	8,500	3,900
Accrued Trustees’ fees (Note 3)	4,100	4,100
Other accrued expenses	35,183	30,572
TOTAL LIABILITIES	78,673	44,187

NET ASSETS	$163,703,413	$27,435,645

NET ASSETS CONSIST OF:
Paid-in capital	$161,056,784	$17,457,680
Accumulated earnings	2,646,629	9,977,965
NET ASSETS	$163,703,413	$27,435,645
Shares of beneficial interest outstanding (unlimited number of shares authorized, par value $0.01)	16,713,373	1,587,055
Net asset value, offering price and redemption price per share (Note 2)	$9.79	$17.29

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
STATEMENTS OF OPERATIONS

	For the
	Two Months	For the
	Ended	Year Ended
	December 31,	October 31,
	2020 (a)	2020
INVESTMENT INCOME
Dividends	$1,033,362	$6,173,309
Foreign withholding taxes on dividends	(1,194)	(6,094)
Interest	2,381,241	21,884,180
Securities lending income (Note 8)	—	10,308
TOTAL INVESTMENT INCOME	3,413,409	28,061,703

EXPENSES
Investment advisory fees (Note 3)	477,668	3,782,115
Transfer agent fees (Note 3)	59,474	504,685
Fund administration fees (Note 3)	44,698	341,147
Legal fees	64,428	101,994
Custodian and bank service fees	9,988	76,558
Insurance fees	8,882	49,504
Registration and filing fees	7,082	43,045
Printing of shareholder reports	—	37,029
Trustees’ fees and expenses (Note 3)	4,321	29,221
Audit and tax services fees	12,150	18,450
Other expenses	8,650	105,654
TOTAL EXPENSES	697,341	5,089,402
Less fee reductions by the Advisor (Note 3)	(85,613)	(259,244)
NET EXPENSES	611,728	4,830,158

NET INVESTMENT INCOME	2,801,681	23,231,545

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investment transactions	2,001,473	(15,945,872)
Net change in unrealized appreciation (depreciation) on investments	33,530,783	(30,558,528)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	35,532,256	(46,504,400)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$38,333,937	$(23,272,855)

(a)	Fund changed fiscal year to December 31.

See accompanying notes to financial statements.

CHARTWELL MID CAP VALUE FUND
STATEMENTS OF OPERATIONS

	For the
	Two Months	For the
	Ended	Year Ended
	December 31,	October 31,
	2020 (a)	2020
INVESTMENT INCOME
Dividends	$98,239	$539,963
Interest	82	5,716
Securities lending income (Note 8)	—	4
TOTAL INVESTMENT INCOME	98,321	545,683

EXPENSES
Investment advisory fees (Note 3)	34,206	177,935
Fund administration fees (Note 3)	8,237	47,952
Registration and filing fees	5,583	31,998
Trustees’ fees and expenses (Note 3)	4,321	27,697
Audit and tax services fees	10,050	18,450
Transfer agent fees (Note 3)	3,190	19,446
Custodian and bank service fees	882	7,371
Legal fees	2,901	3,341
Printing of shareholder reports	—	2,231
Insurance fees	321	1,200
Other expenses	1,489	9,928
TOTAL EXPENSES	71,180	347,549
Less fee reductions by the Advisor (Note 3)	(29,930)	(134,150)
NET EXPENSES	41,250	213,399

NET INVESTMENT INCOME	57,071	332,284

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investment transactions	50,260	(1,478,100)
Net change in unrealized appreciation (depreciation) on investments	3,599,023	(1,900,580)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,649,283	(3,378,680)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,706,354	$(3,046,396)

(a)	Fund changed fiscal year to December 31.

See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND
STATEMENTS OF OPERATIONS

	For the
	Two Months	For the
	Ended	Year Ended
	December 31,	October 31,
	2020 (a)	2020
INVESTMENT INCOME
Dividends	$672,631	$2,906,005
Interest	322	32,613
Securities lending income (Note 8)	—	854
TOTAL INVESTMENT INCOME	672,953	2,939,472

EXPENSES
Investment advisory fees (Note 3)	254,371	1,425,107
Transfer agent fees (Note 3)	25,750	159,801
Fund administration fees (Note 3)	17,800	101,887
Legal fees	17,727	21,994
Registration and filing fees	5,509	32,054
Trustees’ fees and expenses (Note 3)	4,321	27,947
Audit and tax services fees	10,050	18,450
Custodian and bank service fees	3,348	21,075
Insurance fees	2,007	9,470
Printing of shareholder reports	—	10,593
Other expenses	2,273	31,378
TOTAL EXPENSES	343,156	1,859,756
Less fee reductions by the Advisor (Note 3)	(45,596)	(198,691)
NET EXPENSES	297,560	1,661,065

NET INVESTMENT INCOME	375,393	1,278,407

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investment transactions	20,290	(364,523)
Net change in unrealized appreciation (depreciation) on investments	30,917,386	(34,328,452)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	30,937,676	(34,692,975)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$31,313,069	$(33,414,568)

(a)	Fund changed fiscal year to December 31.

See accompanying notes to financial statements.

CHARTWELL SHORT DURATION HIGH YIELD FUND
STATEMENTS OF OPERATIONS

	For the
	Two Months	For the
	Ended	Year Ended
	December 31,	October 31,
	2020 (a)	2020
INVESTMENT INCOME
Dividends	$12	$3,893
Interest	981,501	4,608,662
Securities lending income (Note 8)	—	1,653
TOTAL INVESTMENT INCOME	981,513	4,614,208

EXPENSES
Investment advisory fees (Note 3)	108,421	456,181
Fund administration fees (Note 3)	17,246	84,201
Registration and filing fees	7,020	36,140
Legal fees	17,969	16,866
Trustees’ fees and expenses (Note 3)	4,321	27,807
Audit and tax services fees	11,550	18,450
Transfer agent fees (Note 3)	3,147	16,413
Custodian and bank service fees	3,302	15,336
Insurance fees	1,596	4,734
Printing of shareholder reports	—	2,082
Other expenses	3,638	23,054
TOTAL EXPENSES	178,210	701,264
Less fee reductions by the Advisor (Note 3)	(45,006)	(141,721)
NET EXPENSES	133,204	559,543

NET INVESTMENT INCOME	848,309	4,054,665

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investment transactions	(1,116,488)	268,007
Net change in unrealized appreciation (depreciation) on investments	4,543,697	(1,050,130)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,427,209	(782,123)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,275,518	$3,272,542

(a)	Fund changed fiscal year to December 31.

See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND
STATEMENTS OF OPERATIONS

	For the
	Two Months	For the
	Ended	Year Ended
	December 31,	October 31,
	2020 (a)	2020
INVESTMENT INCOME
Dividends	$19,980	$98,508
Interest	75	2,364
Securities lending income (Note 8)	—	910
TOTAL INVESTMENT INCOME	20,055	101,782

EXPENSES
Investment advisory fees (Note 3)	36,220	176,765
Fund administration fees (Note 3)	8,120	46,716
Transfer agent fees (Note 3)	5,238	31,321
Registration and filing fees	5,057	29,154
Trustees’ fees and expenses (Note 3)	4,321	27,691
Audit and tax services fees	10,050	18,450
Legal fees	2,711	7,693
Custodian and bank service fees	1,636	7,947
Printing of shareholder reports	—	2,185
Insurance fees	276	1,028
Other expenses	1,705	11,488
TOTAL EXPENSES	75,334	360,438
Less fee reductions by the Advisor (Note 3)	(30,470)	(142,122)
NET EXPENSES	44,864	218,316

NET INVESTMENT LOSS	(24,809)	(116,534)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investment transactions	1,752,724	1,924,380
Net change in unrealized appreciation (depreciation) on investments	3,097,219	3,495,156
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	4,849,943	5,419,536

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,825,134	$5,303,002

(a)	Fund changed fiscal year to December 31.

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Two Months	Year	Year
	Ended	Ended	Ended
	December 31,	October 31,	October 31,
	2020 (a)	2020	2019
FROM OPERATIONS
Net investment income	$2,801,681	$23,231,545	$37,293,015
Net realized gains (losses) from investment transactions	2,001,473	(15,945,872)	679,622
Net change in unrealized appreciation (depreciation) on investments	33,530,783	(30,558,528)	49,852,893
Net increase (decrease) in net assets resulting from operations	38,333,937	(23,272,855)	87,825,530

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 4)	(2,998,883)	(24,453,130)	(82,348,018)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,384,672	44,119,470	165,835,797
Reinvestment of distributions to shareholders	2,881,713	23,616,932	79,458,128
Proceeds from redemption fees collected (Note 2)	103	4,961	14,167
Payments for shares redeemed	(52,776,393)	(482,238,215)	(710,832,878)
Net decrease in net assets from capital share transactions	(46,509,905)	(414,496,852)	(465,524,786)

TOTAL DECREASE IN NET ASSETS	(11,174,851)	(462,222,837)	(460,047,274)

NET ASSETS
Beginning of period	568,024,789	1,030,247,626	1,490,294,900
End of period	$556,849,938	$568,024,789	$1,030,247,626

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	253,990	3,410,553	12,783,350
Shares issued in reinvestment of distributions to shareholders	214,711	1,859,248	6,236,576
Shares redeemed	(3,960,115)	(38,300,799)	(54,373,349)
Net decrease in shares outstanding	(3,491,414)	(33,030,998)	(35,353,423)
Shares outstanding, beginning of period	44,655,714	77,686,712	113,040,135
Shares outstanding, end of period	41,164,300	44,655,714	77,686,712

(a)	Fund changed fiscal year to December 31.

See accompanying notes to financial statements.

CHARTWELL MID CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Two Months	Year	Year
	Ended	Ended	Ended
	December 31,	October 31,	October 31,
	2020 (a)	2020	2019
FROM OPERATIONS
Net investment income	$57,071	$332,284	$268,409
Net realized gains (losses) from investment transactions	50,260	(1,478,100)	167,581
Net change in unrealized appreciation (depreciation) on investments	3,599,023	(1,900,580)	2,176,985
Net increase (decrease) in net assets resulting from operations	3,706,354	(3,046,396)	2,612,975

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 4)	(317,350)	(502,601)	(1,644,533)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	699,681	10,310,948	5,932,732
Reinvestment of distributions to shareholders	316,970	501,860	1,317,111
Payments for shares redeemed	(616,962)	(8,215,753)	(7,836,397)
Net increase (decrease) in net assets from capital share transactions	399,689	2,597,055	(586,554)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,788,693	(951,942)	381,888

NET ASSETS
Beginning of period	24,751,590	25,703,532	25,321,644
End of period	$28,540,283	$24,751,590	$25,703,532

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	48,041	799,048	397,719
Shares issued in reinvestment of distributions to shareholders	21,417	32,150	102,260
Shares redeemed	(42,479)	(599,199)	(525,594)
Net increase (decrease) in shares outstanding	26,979	231,999	(25,615)
Shares outstanding, beginning of period	1,886,412	1,654,413	1,680,028
Shares outstanding, end of period	1,913,391	1,886,412	1,654,413

(a)	Fund changed fiscal year to December 31.

See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Two Months	Year	Year
	Ended	Ended	Ended
	December 31,	October 31,	October 31,
	2020 (a)	2020	2019
FROM OPERATIONS
Net investment income	$375,393	$1,278,407	$1,356,756
Net realized gains (losses) from investment transactions	20,290	(364,523)	730,657
Net change in unrealized appreciation (depreciation) on investments	30,917,386	(34,328,452)	11,242,254
Net increase (decrease) in net assets resulting from operations	31,313,069	(33,414,568)	13,329,667

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 4)	(1,302,071)	(6,288,627)	(15,260,911)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,292,192	55,427,208	33,091,902
Reinvestment of distributions to shareholders	990,888	4,682,565	12,900,047
Proceeds from redemption fees collected (Note 2)	—	26	1,176
Payments for shares redeemed	(7,029,501)	(45,089,775)	(100,088,621)
Net increase (decrease) in net assets from capital share transactions	(746,421)	15,020,024	(54,095,496)

TOTAL INCREASE (DECREASE) IN NET ASSETS	29,264,577	(24,683,171)	(56,026,740)

NET ASSETS
Beginning of period	148,069,349	172,752,520	228,779,260
End of period	$177,333,926	$148,069,349	$172,752,520

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	306,000	3,610,972	1,875,120
Shares issued in reinvestment of distributions to shareholders	56,109	247,624	818,012
Shares redeemed	(411,968)	(3,073,144)	(5,616,035)
Net increase (decrease) in shares outstanding	(49,859)	785,452	(2,922,903)
Shares outstanding, beginning of period	10,039,289	9,253,837	12,176,740
Shares outstanding, end of period	9,989,430	10,039,289	9,253,837

(a)	Fund changed fiscal year to December 31.

See accompanying notes to financial statements.

CHARTWELL SHORT DURATION HIGH YIELD FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Two Months	Year	Year
	Ended	Ended	Ended
	December 31,	October 31,	October 31,
	2020 (a)	2020	2019
FROM OPERATIONS
Net investment income	$848,309	$4,054,665	$2,951,955
Net realized gains (losses) from investment transactions	(1,116,488)	268,007	209,404
Net change in unrealized appreciation (depreciation) on investments	4,543,697	(1,050,130)	1,442,190
Net increase in net assets resulting from operations	4,275,518	3,272,542	4,603,549

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 4)	(863,004)	(4,083,761)	(2,983,171)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,625,951	77,512,641	28,495,123
Reinvestment of distributions to shareholders	850,191	4,009,862	2,784,881
Proceeds from redemption fees collected (Note 2)	—	13	2
Payments for shares redeemed	(4,659,702)	(11,151,261)	(16,521,718)
Net increase (decrease) in net assets from capital share transactions	(1,183,560)	70,371,255	14,758,288

TOTAL INCREASE IN NET ASSETS	2,228,954	69,560,036	16,378,666

NET ASSETS
Beginning of period	161,474,459	91,914,423	75,535,757
End of period	$163,703,413	$161,474,459	$91,914,423

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	269,518	8,088,395	2,956,306
Shares issued in reinvestment of distributions to shareholders	87,084	420,426	289,630
Shares redeemed	(479,111)	(1,172,529)	(1,716,129)
Net increase (decrease) in shares outstanding	(122,509)	7,336,292	1,529,807
Shares outstanding, beginning of period	16,835,882	9,499,590	7,969,783
Shares outstanding, end of period	16,713,373	16,835,882	9,499,590

(a)	Fund changed fiscal year to December 31.

See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Two Months	Year	Year
	Ended	Ended	Ended
	December 31,	October 31,	October 31,
	2020 (a)	2020	2019
FROM OPERATIONS
Net investment loss	$(24,809)	$(116,534)	$(80,098)
Net realized gains (losses) from investment transactions	1,752,724	1,924,380	(47,099)
Net change in unrealized appreciation (depreciation) on investments	3,097,219	3,495,156	844,833
Net increase in net assets resulting from operations	4,825,134	5,303,002	717,636

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 4)	(1,724,473)	(7,527)	(70,964)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	67,266	647,299	3,964,802
Reinvestment of distributions to shareholders	1,724,473	7,527	70,764
Proceeds from redemption fees collected (Note 2)	—	16	1
Payments for shares redeemed	(264,845)	(3,778,852)	(1,866,199)
Net increase (decrease) in net assets from capital share transactions	1,526,894	(3,124,010)	2,169,368

TOTAL INCREASE IN NET ASSETS	4,627,555	2,171,465	2,816,040

NET ASSETS
Beginning of period	22,808,090	20,636,625	17,820,585
End of period	$27,435,645	$22,808,090	$20,636,625

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	3,998	52,256	362,801
Shares issued in reinvestment of distributions to shareholders	99,565	584	7,048
Shares redeemed	(15,422)	(306,323)	(160,368)
Net increase (decrease) in shares outstanding	88,141	(253,483)	209,481
Shares outstanding, beginning of period	1,498,914	1,752,397	1,542,916
Shares outstanding, end of period	1,587,055	1,498,914	1,752,397

(a)	Fund changed fiscal year to December 31.

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Two Months		Year	Year	Year
	Ended		Ended	Ended	Ended
	December 31,		October 31,	October 31,	October 31,
	2020(a)		2020	2019	2018
Net asset value at beginning of period	$12.72		$13.26	$13.18	$13.80

Income (loss) from investment operations:
Net investment income	0.07		0.40	0.41	0.31
Net realized and unrealized gains (losses) on investment transactions	0.81		(0.52)	0.50	(0.19)
Total from investment operations	0.88		(0.12)	0.91	0.12

Less distributions from:
Net investment income	(0.07)		(0.42)	(0.44)	(0.30)
Net realized gains on investments	—		—	(0.39)	(0.44)
Total distributions	(0.07)		(0.42)	(0.83)	(0.74)

Proceeds from redemption fees collected (Note 2)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)

Net asset value at end of period	$13.53		$12.72	$13.26	$13.18

Total return (c)	6.93	% (d)	(0.83%)	7.22%	0.88%

Ratios/Supplementary data:
Net assets at end of period (000,000’s)	$557		$568	$1,030	$1,490

Ratio of total expenses to average net assets:
Before fees reduced	0.73	% (e)	0.67%	0.66%	0.68%
After fees reduced (f)	0.64	% (e)	0.64%	0.64%	0.64%
Ratio of net investment income to average net assets:
Before fees reduced	2.84	% (e)	3.04%	2.93%	2.26%
After fees reduced (f)	2.93	% (e)	3.08%	2.95%	2.29%

Portfolio turnover rate	7	% (d)	63%	137%	75%

(a)	Fund changed fiscal year to December 31.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Advisor had not reduced advisory fees and reimbursed expenses.

(d)	Not annualized.

(e)	Annualized.

(f)	Effective May 1, 2016, the Advisor had contractually agreed to reduce its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses do not exceed 0.64% of the average daily net assets of the Fund (Note 3).

See accompanying notes to financial statements.

CHARTWELL INCOME FUND
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data for a Share Outstanding Throughout Each Period

		For the Period
		January 1,
	Year	2016
	Ended	through
	October 31,	October 31,
	2017	2016*
Net asset value at beginning of period	$13.64	$12.85

Income (loss) from investment operations:
Net investment income	0.24 (a)	0.19	(a)
Net realized and unrealized gains (losses) on affiliated and unaffiliated investments	0.29	0.79
Total from investment operations	0.53	0.98

Less distributions from:
Net investment income	(0.22)	(0.19)
Net realized gains on investments	(0.15)	—
Total distributions	(0.37)	(0.19)

Proceeds from redemption fees collected (Note 2)	0.00 (b)	0.00	(b)

Net asset value at end of period	$13.80	$13.64

Total return (c)	3.98%	7.68	% (d)

Ratios/Supplementary data:
Net assets at end of period (000,000’s)	$1,672	$1,711

Ratio of total expenses to average net assets:
Before fees reduced	0.67%	0.67	% (e)
After fees reduced (f)	0.64%	0.66	% (e)
Ratio of net investment income to average net assets:
Before fees reduced	1.75%	1.74	% (e)
After fees reduced (f)	1.78%	1.75	% (e)

Portfolio turnover rate	69%	72	% (d)

*	Fiscal year changed to October 31, effective September 30, 2016.

(a)	Based on average daily shares outstanding.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Advisor had not reduced advisory fees and reimbursed expenses.

(d)	Not annualized.

(e)	Annualized.

(f)	Effective May 1, 2016, the Advisor had contractually agreed to reduce its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses do not exceed 0.64% of the average daily net assets of the Fund (Note 3).

See accompanying notes to financial statements.

CHARTWELL MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Two Months		Year	Year		Year
	Ended		Ended	Ended		Ended
	December 31,		October 31,	October 31,		October 31,
	2020(a)		2020	2019		2018
Net asset value at beginning of period	$13.12		$15.54	$15.07		$18.55

Income (loss) from investment operations:
Net investment income	0.03		0.19	0.17		0.11
Net realized and unrealized gains (losses) on investment transactions	1.94		(2.28)	1.34		0.03
Total from investment operations	1.97		(2.09)	1.51		0.14

Less distributions from:
Net investment income	(0.17)		(0.18)	(0.11)		(0.14)
Net realized gains on investments	—		(0.15)	(0.93)		(3.48)
Total distributions	(0.17)		(0.33)	(1.04)		(3.62)

Net asset value at end of period	$14.92		$13.12	$15.54		$15.07

Total return (b)	15.00	% (c)	(13.81%)	11.47%		(0.12%)

Ratios/Supplementary data:
Net assets at end of period (000’s)	$28,540		$24,752	$25,704		$25,322

Ratio of total expenses to average net assets:
Before fees waived/reduced	1.56	% (d)	1.47%	1.44%		1.57%
After fees waived/reduced	0.90	% (d)	0.90%	1.02	% (e)	1.05	% (f)
Ratio of net investment income to average net assets:
Before fees waived/reduced	0.59	% (d)	0.84%	0.67%		0.26%
After fees waived/reduced	1.25	% (d)	1.40%	1.09	% (e)	0.77	% (f)

Portfolio turnover rate	3	% (c)	35%	36%		65%

(a)	Fund changed fiscal year to December 31.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(c)	Not annualized.

(d)	Annualized.

(e)	Effective September 1, 2019, the Advisor contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that total annual operating expenses do not exceed 0.90% of the average daily net assets of the Fund. Prior to September 1, 2019, the annual operating expense limitation was 1.05% (Note 3).

(f)	Effective November 6, 2017, the Advisor contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that total annual operating expenses do not exceed 1.05% of the average daily net assets of the Fund. Prior to November 6, 2017, the annual operating expense limitation was 1.15% (Note 3).

See accompanying notes to financial statements.

CHARTWELL MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data for a Share Outstanding Throughout Each Period

		For the Period
		January 1,
	Year	2016
	Ended	through
	October 31,	October 31,
	2017	2016*
Net asset value at beginning of period	$15.46	$13.31

Income (loss) from investment operations:
Net investment income	0.16 (a)	0.20	(a)
Net realized and unrealized gains (losses) on investment transactions	3.48	1.95
Total from investment operations	3.64	2.15

Less distributions from:
Net investment income	(0.25)	—
Net realized gains on investments	(0.30)	—
Total distributions	(0.55)	—

Proceeds from redemption fees collected (Note 2)	0.00 (b)	0.00	(b)

Net asset value at end of period	$18.55	$15.46

Total return (c)	23.95%	16.15	% (d)

Ratios/Supplementary data:
Net assets at end of period (000’s)	$23,274	$18,712

Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	1.71%	2.03	% (e)
After fees reduced and other expenses absorbed	1.15%	1.19	% (e)(f)
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	0.37%	0.81	% (e)
After fees reduced and other expenses absorbed	0.93%	1.65	% (e)(f)

Portfolio turnover rate	159%	38	% (d)

*	Fiscal year changed to October 31, effective September 31, 2016.

(a)	Based on average daily shares outstanding.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(d)	Not annualized.

(e)	Annualized.

(f)	The Advisor voluntarily agreed to waive a portion of its fees and/or reimburse the Fund for expenses above 1.15% through June 30, 2017. Prior to May 1, 2016, the annual operating expense limitation was 1.25%.

See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Two Months		Year	Year
	Ended		Ended	Ended
	December 31,		October 31,	October 31,
	2020(a)		2020	2019
Net asset value at beginning of period	$14.75		$18.67	$18.79

Income (loss) from investment operations:
Net investment income	0.04		0.13	0.13
Net realized and unrealized gains (losses) on investment transactions	3.09		(3.37)	1.04
Total from investment operations	3.13		(3.24)	1.17

Less distributions from:
Net investment income	(0.13)		(0.14)	(0.07)
Net realized gains on investments	—		(0.54)	(1.22)
Total distributions	(0.13)		(0.68)	(1.29)

Proceeds from redemption fees collected (Note 2)	—		0.00 (b)	0.00 (b)

Net asset value at end of period	$17.75		$14.75	$18.67

Total return (c)	21.23	% (d)	(18.16%)	7.54%

Ratios/Supplementary data:
Net assets at end of period (000’s)	$177,334		$148,069	$172,753

Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	1.21	% (e)	1.18%	1.07%
After fees reduced and other expenses absorbed (f)	1.05	% (e)	1.05%	1.05%
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	1.16	% (e)	0.68%	0.67%
After fees reduced and other expenses absorbed (f)	1.32	% (e)	0.81%	0.69%

Portfolio turnover rate	2	% (d)	30%	30%

(a)	Fund changed fiscal year to December 31.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(d)	Not annualized.

(e)	Annualized.

(f)	The Advisor has contractually agreed to reduce its fees and/or reimburse other expenses of the Fund to ensure that the total annual operating expenses do not exceed 1.05% of average daily net assets (Note 3).

See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year
	Ended	Ended	Ended
	October 31,	October 31,	October 31,
	2018	2017	2016
Net asset value at beginning of year	$20.07	$16.25	$15.38

Income (loss) from investment operations:
Net investment income	0.06	0.05 (a)	0.10 (a)
Net realized and unrealized gains (losses) on investment transactions	(0.45)	3.86	0.89
Total from investment operations	(0.39)	3.91	0.99

Less distributions from:
Net investment income	(0.05)	(0.09)	(0.11)
Net realized gains on investments	(0.84)	—	(0.01)
Total distributions	(0.89)	(0.09)	(0.12)

Proceeds from redemption fees collected (Note 2)	0.00 (b)	0.00 (b)	0.00 (b)

Net asset value at end of year	$18.79	$20.07	$16.25

Total return (c)	(2.18%)	24.09%	6.51%

Ratios/Supplementary data:
Net assets at end of year (000’s)	$228,779	$165,538	$162,782

Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	1.08%	1.14%	1.30%
After fees reduced and other expenses absorbed (d)	1.05%	1.05%	1.05%
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	0.25%	0.18%	0.42%
After fees reduced and other expenses absorbed (d)	0.28%	0.27%	0.67%

Portfolio turnover rate	19%	39%	22%

(a)	Based on average shares outstanding.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(d)	The Advisor has contractually agreed to reduce its fees and/or reimburse other expenses of the Fund to ensure that the total annual operating expenses do not exceed 1.05% of average daily net assets (Note 3).

See accompanying notes to financial statements.

CHARTWELL SHORT DURATION HIGH YIELD FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Two Months		Year	Year
	Ended		Ended	Ended
	December 31,		October 31,	October 31,
	2020(a)		2020	2019
Net asset value at beginning of period	$9.59		$9.68	$9.48

Income (loss) from investment operations:
Net investment income	0.05		0.33	0.35
Net realized and unrealized gains (losses) on investment transactions	0.20		(0.08)	0.20
Total from investment operations	0.25		0.25	0.55

Less distributions from:
Net investment income	(0.05)		(0.34)	(0.35)
Net realized gains on investments	—		—	—
Total distributions	(0.05)		(0.34)	(0.35)

Proceeds from redemption fees collected (Note 2)	—		0.00 (b)	0.00 (b)

Net asset value at end of period	$9.79		$9.59	$9.68

Total return (c)	2.63	% (d)	2.62%	5.89%

Ratios/Supplementary data:
Net assets at end of period (000’s)	$163,703		$161,474	$91,914

Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	0.66	% (e)	0.61%	0.67%
After fees reduced and other expenses absorbed	0.49	% (e)	0.49%	0.49%
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	2.96	% (e)	3.43%	3.44%
After fees reduced and other expenses absorbed	3.13	% (e)	3.55%	3.62%

Portfolio turnover rate	9	% (d)	63%	41%

(a)	Fund changed fiscal year to December 31.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes to financial statements.

CHARTWELL SHORT DURATION HIGH YIELD FUND
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year
	Ended	Ended	Ended
	October 31,	October 31,	October 31,
	2018	2017	2016
Net asset value at beginning of year	$9.72	$9.62	$9.58

Income (loss) from investment operations:
Net investment income	0.29	0.31 (a)	0.33 (a)
Net realized and unrealized gains (losses) on investment transactions	(0.24)	0.11	0.06
Total from investment operations	0.05	0.42	0.39

Less distributions from:
Net investment income	(0.29)	(0.32)	(0.33)
Net realized gains on investments	—	—	(0.02)
Total distributions	(0.29)	(0.32)	(0.35)

Net asset value at end of year	$9.48	$9.72	$9.62

Total return (b)	0.55%	4.42%	4.29%

Ratios/Supplementary data:
Net assets at end of year (000’s)	$75,536	$35,191	$21,349

Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	0.80%	1.16%	1.50%
After fees reduced and other expenses absorbed (c)	0.49%	0.61%	0.65%
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	2.84%	2.70%	2.66%
After fees reduced and other expenses absorbed (c)	3.15%	3.25%	3.51%

Portfolio turnover rate	26%	62%	52%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(c)	Effective August 11, 2017, the Advisor contractually agreed to reduce its fees and/or absorb expenses of the Fund to ensure that the total annual operating expenses do not exceed 0.49% of average daily net assets. Prior to August 11, 2017, the annual operating expense limit was 0.65% (Note 3).

See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

								For the Period
								June 16,
	Two Months		Year		Year	Year		2017*
	Ended		Ended		Ended	Ended		through
	December 31,		October 31,		October 31,	October 31,		October 31,
	2020(a)		2020		2019	2018		2017
Net asset value at beginning of period	$15.22		$11.78		$11.55	$10.69		$10.00

Income (loss) from investment operations:
Net investment loss	(0.01)		(0.09)		(0.04)	(0.04)		(0.03	) (b)
Net realized and unrealized gains on investment transactions	3.24		3.53		0.32	0.90		0.72
Total from investment operations	3.23		3.44		0.28	0.86		0.69

Less distributions from:
Net investment income	—		—		—	(0.00	) (c)	—
Net realized gains on investments	(1.16)		(0.00	) (c)	(0.05)	—		—
Total distributions	(1.16)		(0.00	) (c)	(0.05)	(0.00	) (c)	—

Proceeds from redemption fees collected (Note 2)	—		0.00	(c)	0.00 (c)	—		—

Net asset value at end of period	$17.29		$15.22		$11.78	$11.55		$10.69

Total return (d)	21.20	% (e)	29.25%		2.46%	8.07%		6.90	% (e)

Ratios/Supplementary data:
Net assets at end of period (000’s)	$27,436		$22,808		$20,637	$17,821		$6,744

Ratio of total expenses to average net assets:
Before fees waived/reduced and other expenses absorbed	1.76	% (f)	1.73%		1.64%	2.15%		11.54	% (f)
After fees waived/reduced and other expenses absorbed (g)	1.05	% (f)	1.05%		1.05%	1.05%		1.25	% (f)
Ratio of net investment loss to average net assets:
Before fees waived/reduced and other expenses absorbed	(1.29	%) (f)	(1.24%)		(0.98%)	(1.56%)		(11.12	%) (f)
After fees waived/reduced and other expenses absorbed (g)	(0.58	%) (f)	(0.56%)		(0.39%)	(0.45%)		(0.83	%) (f)

Portfolio turnover rate	24	% (e)	104%		104%	97%		43	% (e)

*	Commencement of operations.

(a)	Fund changed fiscal year to December 31.

(b)	Based on average shares outstanding.

(c)	Amount rounds to less than $0.01 per share.

(d)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees and reimbursed expenses.

(e)	Not annualized.

(f)	Annualized.

(g)	Effective November 6, 2017, the Advisor contractually agreed to reduce its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses do not exceed 1.05% of the average daily net assets of the Fund. Prior to November 6, 2017, the annual operating expense limitation was 1.25% (Note 3).

See accompanying notes to financial statements.

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2020

Note 1 – Organization

Chartwell Income Fund, Chartwell Mid Cap Value Fund, Chartwell Small Cap Value Fund, Chartwell Short Duration High Yield Fund and Chartwell Small Cap Growth Fund (each a “Fund” and collectively the “Funds”) are each a diversified series of The Chartwell Funds, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund changed its fiscal year from October 31 to December 31 effective with these financial statements.

Chartwell Income Fund’s primary investment objective is to provide investors with current income; seeking to preserve capital is a secondary consideration. The Fund commenced investment operations on September 3, 1987.

Chartwell Mid Cap Value Fund’s primary investment objective is to achieve long-term capital appreciation. The Fund commenced investment operations on May 1, 2002.

Chartwell Small Cap Value Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on March 16, 2012.

Chartwell Short Duration High Yield Fund’s primary investment objective is to seek income and long-term capital appreciation. The Fund commenced investment operations on July 15, 2014.

Chartwell Small Cap Growth Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on June 16, 2017.

Note 2 – Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Investments in open-end investment companies are valued at the daily closing net asset value (“NAV”) of the respective investment company. Debt securities are typically valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which a Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by Chartwell Investment Partners, LLC (the “Advisor”) as defined in Note 3, subject to review and approval by the Advisor’s Portfolio Pricing Committee (“APPC”), pursuant to procedures adopted by the Board of Trustees. The actions of the APPC are subsequently reviewed by the Board at its next regularly scheduled board meeting. The APPC meets as needed. The APPC is comprised of personnel of the Advisor (CFO, COO, CCO, the applicable portfolio manager or lead analyst).

(b)	Share Valuation and Redemption Fees

The NAV per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The NAV per share of each Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share next computed after receipt of an order to purchase or to redeem shares. However, a redemption fee of 1%, payable to the applicable Fund, generally will apply to shares that are redeemed within 30 days of purchase. During the periods ended December 31, 2020, October 31, 2020 and 2019, proceeds from redemption fees were as follows:

	Two Months Ended	Year Ended	Year Ended
	December 31, 2020	October 31, 2020	October 31, 2019
Chartwell Income Fund	$103	$4,961	$14,167
Chartwell Mid Cap Value Fund	—	—	—
Chartwell Small Cap Value Fund	—	26	1,176
Chartwell Short Duration High Yield Fund	—	13	2
Chartwell Small Cap Growth Fund	—	16	1

(c)	Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed on the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims, as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d)	Cash Accounts

At times, the Funds may invest cash in a sweep vehicle program whereby a bank, acting as agent of its customer, endeavors to place such amounts in excess of the FDIC standard maximum deposit insurance amount (currently $250,000) with one or more other FDIC-insured member banks in either demand deposit accounts or money market deposit accounts. Such deposits are in amounts at any such bank not in excess of the FDIC standard maximum deposit insurance amount such that the customer’s funds are FDIC-insured across the various banks at which such funds are deposited. TriState Capital Bank provides this service to its clients, including the Advisor. Both TriState Capital Bank and the Advisor are subsidiaries of TriState Capital Holdings. These deposits are not custodied by TriState Capital Bank, and TriState Capital Bank does not receive any fees relating to these deposits. These amounts are included as Cash on the Statements of Assets and Liabilities to the extent they are held by a Fund as of December 31, 2020.

(e)	Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of distributions and the differences in accounting for net investment income and realized capital gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and realized capital gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit or expense to recognize in the financial statements. The Funds recognize interest and penalties, if any, as income tax expense on the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open periods (generally, three years) the Funds did not have a liability for any unrecognized tax expenses. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax expenses will significantly change in the next twelve months.

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

(f)	Distributions to Shareholders

Chartwell Mid Cap Value Fund, Chartwell Small Cap Value Fund and Chartwell Small Cap Growth Fund make distributions of net investment income and net realized capital gains, if any, at least annually. Chartwell Income Fund and Chartwell Short Duration High Yield Fund make distributions of net investment income monthly and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(g)	Accounting Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from these estimates.

(h)	New Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. ASU 2020-04 provides entities with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Funds will consider this optional guidance prospectively, if applicable.

Note	3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the “Agreement”) with the Advisor. Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

Chartwell Income Fund
First $1.75 billion	0.50%
Next $1.75 billion	0.48%
Thereafter	0.46%
Chartwell Mid Cap Value Fund	0.75%
Chartwell Small Cap Value Fund	0.90%
Chartwell Short Duration High Yield Fund	0.40%
Chartwell Small Cap Growth Fund	0.85%

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Advisor has contractually agreed to reduce its fees and/or reimburse other operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each Fund as stated below. This agreement is in effect until March 1, 2021 with respect to each Fund, and it may be terminated prior to this time only by the Trust’s Board of Trustees, or if the investment advisory agreement is terminated (i) by the Funds upon 60 days’ notice to the Advisor provided such termination was directed or approved by a vote of a majority of the Trustees of the Funds or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding or entitled to vote; (ii) by the Advisor upon 60 days’ notice to the Funds; or (iii) by an assignment of the investment advisory agreement. The table below reflects the expense cap for each Fund:

Expense Limit as a %
of average
daily net assets
Chartwell Income Fund	0.64%
Chartwell Mid Cap Value Fund	0.90%
Chartwell Small Cap Value Fund	1.05%
Chartwell Short Duration High Yield Fund	0.49%
Chartwell Small Cap Growth Fund	1.05%

During the periods ended December 31, 2020 and October 31, 2020, the Advisor reduced its fees as follows:

	December 31,	October 31,
	2020	2020
Chartwell Income Fund	$85,613	$259,244
Chartwell Mid Cap Value Fund	29,930	134,150
Chartwell Small Cap Value Fund	45,596	198,691
Chartwell Short Duration High Yield Fund	45,006	141,721
Chartwell Small Cap Growth Fund	30,470	142,122

The Advisor is permitted to seek reimbursement of fee reductions and expense reimbursements from each Fund for a period ending three years after the date of the reduction or reimbursement, provided that the reimbursement does not cause expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were reduced or reimbursements made, or (b) the expense limitation amount in effect at the time of the reimbursement. However, for Chartwell Income Fund and Chartwell Mid Cap Value Fund, the Advisor is not

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

permitted to seek reimbursement of any advisory fee reductions or expense reimbursements prior to April 29, 2018. The Advisor may recapture all or a portion of fee reductions and expense reimbursements no later than the dates stated below:

		Chartwell	Chartwell	Chartwell	Chartwell
	Chartwell	Mid Cap Value	Small Cap	Short Duration	Small Cap
	Income Fund	Fund	Value Fund	High Yield Fund	Growth Fund
October 31, 2021	$227,945	$59,204	$31,129	$135,815	$146,186
October 31, 2022	212,996	102,814	36,561	149,868	119,074
October 31, 2023	259,244	134,150	198,691	141,721	142,122
December 31, 2023	85,613	29,930	45,596	45,006	30,470
Total	$785,798	$326,098	$311,977	$472,410	$437,852

The Advisor and the officers of the Advisor, together with their families, owned 31,751 shares, 34,647 shares, 45,099 shares, 103,967 shares and 36,914 shares of Chartwell Income Fund, Chartwell Mid Cap Value Fund, Chartwell Small Cap Value Fund, Chartwell Short Duration High Yield Fund and Chartwell Small Cap Growth Fund, respectively, as of December 31, 2020.

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities.

The Funds compensate certain financial intermediaries for providing account maintenance and shareholder services to shareholder accounts held through such intermediaries. During the period ended December 31, 2020, Chartwell Income Fund, Chartwell Mid Cap Value Fund, Chartwell Small Cap Value Fund, Chartwell Short Duration High Yield Fund, and Chartwell Small Cap Growth Fund paid $51,380, $1,043, $22,635, $1,051 and $3,210, respectively, to financial intermediaries for such services. During the year ended October 31, 2020, Chartwell Income Fund, Chartwell Mid Cap Value Fund, Chartwell Small Cap Value Fund, Chartwell Short Duration High Yield Fund, and Chartwell Small Cap Growth Fund paid $449,241, $6,560, $140,664, $3,921 and $19,170, respectively, to financial intermediaries for such services. These amounts are included in transfer agent fees on the Statements of Operations.

Foreside Fund Services, LLC (“Foreside”) serves as the Funds’ distributor.

Certain Trustees and officers of the Trust are also officers or employees of the Advisor and/ or Ultimus. The Funds do not compensate Trustees and officers affiliated with the Funds’ Advisor or Ultimus. For their services to the Trust, each Independent Trustee receives an annual retainer of $35,000, plus $1,500 for each Board meeting attended in-person, and $1,000 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, each member of the Audit Committee, which is comprised solely of Independent Trustees, receives $1,500 for each Audit Committee meeting attended in-person, and $1,000 for each Audit Committee meeting attended telephonically.

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Trust’s Chief Compliance Officer (“CCO”) is an officer of the Advisor.

PRINCIPAL HOLDERS OF FUND SHARES

As of December 31, 2020, the following shareholders owned of record 25% or more of the outstanding shares of the following Funds:

NAME OF RECORD OWNER	% Ownership
Chartwell Mid Cap Value Fund
Morgan Stanley Smith Barney (for the benefit of its customers)	33%

Chartwell Short Duration Fund
CAPINCO	28%

Chartwell Small Cap Growth Fund
National Financial Services, LLC (for the benefit of its customers)	75%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

Note 4 – Federal Income Taxes

At December 31, 2020, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

		Chartwell
	Chartwell	Mid Cap Value
	Income Fund	Fund
Cost of investments	$525,514,669	$25,537,940
Gross unrealized appreciation	$46,608,805	$4,213,354
Gross unrealized depreciation	(27,959,645)	(1,219,111)
Net unrealized appreciation on investments	$18,649,160	$2,994,243

	Chartwell	Chartwell	Chartwell
	Small Cap	Short Duration	Small Cap
	Value Fund	High Yield Fund	Growth Fund
Cost of investments	$156,874,832	$152,444,052	$19,247,986
Gross unrealized appreciation	$34,917,319	$4,681,601	$8,509,519
Gross unrealized depreciation	(14,831,126)	(597,194)	(299,229)
Net unrealized appreciation on investments	$20,086,193	$4,084,407	$8,210,290

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the cost of investments for financial statement and federal income tax purposes is due to certain timing differences in recognizing capital gains and losses in security transactions under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and adjustments to basis on passive foreign investment companies.

As of December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

		Chartwell
	Chartwell	Mid Cap Value
	Income Fund	Fund
Net unrealized appreciation on investments	$18,649,160	$2,994,243
Undistributed ordinary income	—	974
Accumulated capital and other losses	(18,489,878)	(1,307,998)
Total accumulated earnings	$159,282	$1,687,219

	Chartwell	Chartwell	Chartwell
	Small Cap	Short Duration	Small Cap
	Value Fund	High Yield Fund	Growth Fund
Net unrealized appreciation on investments	$20,086,193	$4,084,407	$8,210,290
Undistributed ordinary income	2,362	—	750,801
Undistributed long-term capital gains	—	—	1,016,874
Accumulated capital and other losses	(1,097,654)	(1,437,778)	—
Total accumulated earnings	$18,990,901	$2,646,629	$9,977,965

As of December 31, 2020, the Funds had the following capital loss carryforwards for federal income tax purposes:

		Chartwell	Chartwell	Chartwell
	Chartwell	Mid Cap Value	Small Cap Value	Short Duration
	Income Fund	Fund	Fund	High Yield Fund
Short-term capital loss carryforwards	$—	$308,230	$1,019,218	$153,004
Long-term capital loss carryforwards	18,489,878	999,768	78,436	1,284,774
Total	$18,489,878	$1,307,998	$1,097,654	$1,437,778

These capital loss carryforwards, which do not expire, are available to offset realized capital gains in future years, thereby reducing future taxable gain distributions.

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

During the two months ended December 31, 2020, Chartwell Income Fund utilized $2,176,309 of long-term capital loss carryovers; Chartwell Mid Cap Value Fund utilized $50,090 of short-term capital loss carryovers; Chartwell Small Cap Value Fund utilized $57,982 of short-term capital loss carryovers; and Chartwell Short Duration High Yield Fund utilized $104,346 of short-term capital loss carryovers.

For the two months ended December 31, 2020, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements:

				Chartwell
		Chartwell	Chartwell	Short Duration	Chartwell
	Chartwell	Mid Cap Value	Small Cap	High Yield	Small Cap
	Income Fund	Fund	Value Fund	Fund	Growth Fund
Paid-in capital	$(18,656)	$—	$—	$(14,695)	$11
Accumulated earnings	18,656	—	—	14,695	(11)

Such reclassifications have no effect on each Fund’s total net assets or its NAV per share.

The tax character of distributions paid during the periods ended December 31, 2020, October 31, 2020 and 2019 was as follows:

	Chartwell Income Fund
	December 31,	October 31,	October 31,
	2020	2020	2019
Distributions paid from:
Ordinary Income	$2,998,883	$24,453,130	$59,728,632
Net long-term capital gains	—	—	22,619,386
Total distributions paid	$2,998,883	$24,453,130	$82,348,018

	Chartwell Mid Cap Value Fund
	December 31,	October 31,	October 31,
	2020	2020	2019
Distributions paid from:
Ordinary Income	$317,350	$279,000	$1,147,462
Net long-term capital gains	—	223,601	497,071
Total distributions paid	$317,350	$502,601	$1,644,533

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Chartwell Small Cap Value Fund
	December 31,	October 31,	October 31,
	2020	2020	2019
Distributions paid from:
Ordinary Income	$1,302,071	$1,335,998	$2,076,114
Net long-term capital gains	—	4,952,629	13,184,797
Total distributions paid	$1,302,071	$6,288,627	$15,260,911

	Chartwell Short Duration High Yield Fund
	December 31,	October 31,	October 31,
	2020	2020	2019
Distributions paid from:
Ordinary Income	$863,004	$4,083,761	$2,983,171
Net long-term capital gains	—	—	—
Total distributions paid	$863,004	$4,083,761	$2,983,171

	Chartwell Small Cap Growth Fund
	December 31,	October 31,	October 31,
	2020	2020	2019
Distributions paid from:
Ordinary Income	$241,015	$—	$—
Net long-term capital gains	1,483,458	7,527	70,964
Total distributions paid	$1,724,473	$7,527	$70,964

Note 5 – Investment Transactions

During the two months ended December 31, 2020, purchases and sales of investments, excluding short-term investments and U.S. government securities, were as follows:

	Purchases	Sales
Chartwell Income Fund	$39,831,712	$80,890,174
Chartwell Mid Cap Value Fund	1,049,053	878,255
Chartwell Small Cap Value Fund	2,983,706	2,719,410
Chartwell Short Duration High Yield Fund	14,412,933	14,010,472
Chartwell Small Cap Growth Fund	6,644,721	5,815,028

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Note 6 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 7 – Fair Value Measurements and Disclosure

ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the Funds’ investments based on the inputs used to value the investments as of December 31, 2020:

Chartwell Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$148,776,851	$—	$—	$148,776,851
Preferred Stocks	26,253,919	—	—	26,253,919
Corporate Bonds	—	199,584,314	—	199,584,314
Asset-Backed Securities	—	17,200,486	—	17,200,486
Mortgage-Backed Securities	—	101,054,176	—	101,054,176
U.S. Government & Agency Obligations	—	50,005,277	—	50,005,277
Money Market Funds	1,288,806	—	—	1,288,806
Total Investments	$176,319,576	$367,844,253	$—	$544,163,829

Chartwell Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$27,791,593	$—	$—	$27,791,593
Money Market Funds	740,590	—	—	740,590
Total Investments	$28,532,183	$—	$—	$28,532,183

Chartwell Small Cap Value	Level 1	Level 2	Level 3	Total
Common Stocks	$176,961,025	$—	$—	$176,961,025
Total Investments	$176,961,025	$—	$—	$176,961,025

Chartwell Short Duration High Yield	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$156,190,447	$—	$156,190,447
Money Market Funds	338,012	—	—	338,012
Total Investments	$338,012	$156,190,447	$—	$156,528,459

Chartwell Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$27,179,166	$—	$—	$27,179,166
Money Market Funds	279,110	—	—	279,110
Total Investments	$27,458,276	$—	$—	$27,458,276

Refer to each Fund’s Schedule of Investments for a listing of the common stocks and/or corporate bonds, if applicable, by sector and/or industry type. The Funds did not hold derivative

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the two months ended December 31, 2020.

Note 8 – Securities Lending

Prior to March 4, 2020, under the terms of a securities lending agreement with BMO Securities Lending (“BMO”), BMO was authorized to loan securities on behalf of the Funds to approved borrowers. The contractual maturity of securities lending transactions was on an overnight and continuous basis. In exchange, the Funds received cash collateral in the amount of at least 100% of the value of the securities loaned. Any collateral shortfalls due to changes in security market prices were adjusted the next business day. The cash collateral was invested in short-term instruments. Although risk was mitigated by the collateral, the Funds could have experienced a delay in recovering their securities and possible loss of income or value if the borrower failed to return them. The agreement indemnified the Funds from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement. The agreement provided that after predetermined rebates to borrowers, the Funds each retained a portion of their respective net securities lending income and paid BMO the remaining portion. As of December 31, 2020, the Funds are not engaged in securities lending.

Note 9 – Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development generally affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This may increase the risk of loss of an investment in a Fund and increase the volatility of a Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments, may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio could be adversely affected if it has significant holdings of securities of issuers in that sector. As of December 31, 2020, Chartwell Small Cap Value Fund had 26.4% of the value of its net assets invested in stocks in the Financials sector and Chartwell Small Cap Growth Fund had 27.3% of the value of its net assets invested in stocks within the Health Care sector.

Note 10 – Events Subsequent to the Fiscal Year End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during the fiscal period that materially impacted the amounts or disclosures in the Funds’ financial statements.

CHARTWELL FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Trustees of The Chartwell Funds

and the Shareholders of Chartwell Income Fund, Chartwell Mid Cap Value Fund,

Chartwell Small Cap Value Fund, Chartwell Short Duration High Yield Fund,

and Chartwell Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Chartwell Income Fund, Chartwell Mid Cap Value Fund, Chartwell Small Cap Value Fund, Chartwell Short Duration High Yield Fund, and Chartwell Small Cap Growth Fund, each a series of shares of beneficial interest in The Chartwell Funds (the “Funds”), including the schedules of investments, as of December 31, 2020, and the related statements of operations for the period from November 1, 2020 through December 31, 2020 and the year ended October 31, 2020, the statements of changes in net assets for the period from November 1, 2020 through December 31, 2020 and for each of the years in the two-year period then ended and the financial highlights for the period from November 1, 2020 through December 31, 2020 and for each of the years and the period June 16, 2017 (commencement of operations for the Chartwell Small Cap Growth Fund) through October 31, 2017 in the four-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, and the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods detailed above, in conformity with accounting principles generally accepted in the United States of America. With respect to each of the Funds, and with the exception of the Chartwell Small Cap Growth Fund, the financial highlights for each of the periods presented in the table below have been audited by other auditors, whose report dated December 30, 2016 expressed an unqualified opinion on such financial highlights.

Fund	Financial Highlights Presented
Chartwell Income Fund	For the period January 1, 2016 through October 31, 2016
Chartwell Mid Cap Value Fund	For the period January 1, 2016 through October 31, 2016
Chartwell Small Cap Value Fund	For the year ended October 31, 2016
Chartwell Short Duration High Yield Fund	For the year ended October 31, 2016

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether

CHARTWELL FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM (Continued)

the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in The Chartwell Funds since 2017. Previously, we had served as the auditor of one or more of the Funds in the Berwyn Funds (which were reorganized into The Chartwell Funds and since renamed) since 2003.

Philadelphia, Pennsylvania

February 23, 2021

CHARTWELL FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020

Actual Expenses

The information in the row titled “Based on Actual Fund Return” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your Fund, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Based on Hypothetical 5% Return (before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the ongoing costs of investing in other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or redemption fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CHARTWELL FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning	Ending
	Account Value	Account Value	Net	Expenses
	July 1,	December 31,	Expense	Paid During
	2020	2020	Ratio(a)	Period(b)
Chartwell Income Fund
Based on Actual Fund Return	$1,000.00	$1,104.60	0.64%	$3.39
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.92	0.64%	$3.25

Chartwell Mid Cap Value Fund
Based on Actual Fund Return	$1,000.00	$1,195.60	0.90%	$4.97
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.61	0.90%	$4.57

Chartwell Small Cap Value Fund
Based on Actual Fund Return	$1,000.00	$1,254.00	1.05%	$5.95
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.86	1.05%	$5.33

Chartwell Short Duration High Yield Fund
Based on Actual Fund Return	$1,000.00	$1,051.80	0.49%	$2.53
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.67	0.49%	$2.49

Chartwell Small Cap Growth Fund
Based on Actual Fund Return	$1,000.00	$1,417.90	1.05%	$6.38
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.86	1.05%	$5.33

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

CHARTWELL FUNDS
OTHER INFORMATION (Unaudited)

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at 1-888-995-5505, or on the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling the Funds at 1-888-995-5505, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Portfolio Disclosure

The Funds file a complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-888-995-5505. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

CHARTWELL FUNDS
FEDERAL TAX INFORMATION (Unaudited)

Dividends Received Deduction

For corporate shareholders, the following percentages of ordinary income dividends paid during the period ended December 31, 2020 qualify for the corporate dividends received deduction:

Chartwell Income Fund	30.15%
Chartwell Mid Cap Value Fund	100.00%
Chartwell Small Cap Value Fund	100.00%
Chartwell Short Duration High Yield Fund	0.00%

Qualified Dividend Income

The Funds have designated the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on Form 1099-DIV for the calendar year 2020.

Capital Gain Distributions

For the two months ended December 31, 2020, the following Fund designated long-term capital gain distributions:

Chartwell Small Cap Growth Fund	$1,483,458

CHARTWELL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
“Independent” Trustees:
Gerald Frey (born 1946) Trustee	Since 2017	Principal/General Partner, GSF Investments (1996-Present)	5	None
David M. O’Brien (born 1950) Trustee	Since 2017	Retired (2012-Present)	5	None
Paul L. Rudy, III (born 1967) Trustee	Since 2017	President, Graham Capital Company (2011-Present)	5	None
Interested Trustees:
Timothy J. Riddle † (born 1955) Chairman, Trustee, President and Chief Executive Officer	Since 2017	Managing Partner and Chief Executive Officer, Chartwell Investment Partners, LLC (1997-Present)	5	N/A

CHARTWELL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Officers of the Trust:
Neil Walker (born 1980) Treasurer, Chief Financial Officer and Secretary	Since 2017	Controller, Chartwell Investment Partners, LLC (2016-Present); Controller, The Killen Group (2011-2016)	N/A	N/A
Michael Magee (born 1965) Executive Vice President	Since 2017	Chief Operating Officer, Chartwell Investment Partners, LLC (2016-Present); Chief Operating Officer, The Killen Group (2013-2016)	N/A	N/A
Gregory Hagar (born 1968) Vice President	Since 2017	Managing Partner and Chief Financial Officer, Chartwell Investment Partners, LLC (1997-Present)	N/A	N/A
LuAnn Molino (born 1963) Chief Compliance Officer	Since 2017	Chief Compliance Officer, Marketing, Client Service, Chartwell Investment Partners, LLC (1997-Present)	N/A	N/A

†	Timothy J. Riddle is an “interested person” of the Trust by virtue of his affiliation with the Adviser and its affiliates.

Additional information about the Trustees and executive officers is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 995-5505.

Chartwell Funds
Each a series of The Chartwell Funds

Investment Advisor
Chartwell Investment Partners, LLC
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Administrator, Transfer Agent and Fund Accountant
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Chartwell Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Chartwell-AR-20

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Paul L. Rudy, III. Mr. Rudy, III is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $42,600 and $71,000 with respect to the registrant’s fiscal years ended December 31, 2020 and October 31, 2020, respectively.
(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.
(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $11,250 and $11,250 with respect to the registrant’s fiscal years ended December 31, 2020 and October 31, 2020, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.
(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
(g)	During the fiscal years ended December 31, 2020 and October 31, 2020, aggregate non-audit fees of $11,250 and $11,250, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Chartwell Funds

By (Signature and Title)*		/s/ Timothy J. Riddle
Timothy J. Riddle, Chairman, President and Chief Executive Officer (Principal Executive Officer)
Date	March 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Timothy J. Riddle
Timothy J. Riddle, Chairman, President and Chief Executive Officer (Principal Executive Officer)

Date	March 2, 2021

By (Signature and Title)*		/s/ Neil Walker
Neil Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	March 2, 2021

* Print the name and title of each signing officer under his or her signature.